UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04193

RSI Retirement Trust
(Exact name of registrant as specified in charter)

150 East 42nd Street New York, NY			10017
(Address of principal executive offices)			(Zip code)

150 East 42nd Street New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-772-3615

Date of fiscal year end:	September 30, 2006

Date of reporting period:	March 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT

RSI Retirement Trust

Core Equity Fund

Value Equity Fund

Emerging Growth Equity Fund

International Equity Fund

Actively Managed Bond Fund

Intermediate-Term Bond Fund

March 31, 2006

Broker/Dealer

Retirement System
Distributors Inc.

150 East 42nd Street, 27th Floor
New York, NY 10017-5633
1-800-772-3615
www.rsgroup.com

RSI Retirement Trust

This Semi-Annual Report is unaudited.

is a registered trademark of Retirement System Group Inc. Any opinions or projections in this report are subject to change without notice and are not intended as individual investment advice. The information contained herein shall not be construed to be or constitute an offer or solicitation of an offer to buy units in the RSI Retirement Trust ("Trust"). Sales of units in the Trust may be made only in those states where such units are exempt from registration or have been qualified for sale. Total returns are based on historical results and are not intended to indicate future performance. Investment return and unit net asset value will fluctuate so that units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance or to obtain a prospectus, visit www.rsgroup.com, or call 1-800-772-3615. This material must be preceded or accompanied by a prospectus.

PRESIDENT'S MESSAGE TO FELLOW UNITHOLDERS

The RSI Retirement Trust (the "Trust") is comprised of four equity and two fixed-income funds, each designed to serve as an appropriate investment option for IRA holders and participants in 401(k) or profit sharing plans, as part of their retirement savings portfolios. Additionally, through strategic asset allocation, the funds are also collectively structured as an investment vehicle for defined benefit pension plans. The Board of Trustees and I work closely with Retirement System Investors Inc. ("RSI"), the investment adviser to the Trust, to conduct ongoing oversight and evaluation of all components of the Trust's investment programs. These include fund structure, compliance and of course, investment management. Michael Randazzo, CFA, consultant to the Board since 2003 and Chief Investment Strategist of RSI since 2004, leads the team responsible for all aspects of the Trust's investment programs, including capital markets strategy, asset allocation strategy and policy, investment manager selection and evaluation, the setting of investment objectives and compliance monitoring. Below, I asked Mike to share some of his insights with our investors.

* * * * *

Q:  Describe the economic and investment environment over the past six months.

A:  Economic data continued to be stronger than anticipated, while inflation numbers remained benign over the last six months, the first half of the Trust's current fiscal year covered by this Semi-Annual Report. The devastation caused by last year's hurricane season led initially to a slowdown in U.S. economic activity for the first quarter of the current fiscal year (fourth quarter 2005 gross domestic product ("GDP") was less than 2%). However, the retrenchment was a short one and the economy came roaring back during the first quarter of the new calendar year due to robust consumer spending and corporate profits, low interest rates and a strong labor market. In addition, the U.S. Federal Reserve Bank (the "Fed") continued its combative ways and, as of its most recent meeting on May 10, 2006, has now increased the Federal Funds target interest rate by 25 basis points at each of sixteen consecutive meetings over the past two years. Quite frankly, these actions have only minimally impacted growth, if at all, which is one of the reasons why we are expecting additional tightening as we progress through calendar year 2006. Finally, the price of oil continues to be volatile and remains elevated, especially as tensions have flared in Iran and Nigeria. Increased energy costs, along with other raw materials costs, will eventually be passed through to the U.S. consumer despite the Fed's preemptive efforts.

Stocks outperformed bonds for the last six months, extending a trend that began in 2003. The equity markets benefited from the strength in the global economy, which in turn has supported corporate profits. Meanwhile, the small-capitalization ("small-cap" or smaller companies) and non-U.S. equity markets sustained their dominance over the domestic large-cap arena. All in all, stocks provided strong absolute returns for the trailing six months ended March 31, 2006. Believe it or not, the S&P 500® Index was the laggard with a 6.4% advance for the period, while the Russell 2000® Index surged 15.2% and the MSCI EAFE® Index returned 14.0%. Investment-grade bonds, represented by the Lehman Brothers Aggregate Bond Index, were essentially flat (down 0.1%) for the first half of fiscal year 2006 as Fed action and strong economic data cast a shadow over the fixed-income market.

Q:  How did the investment funds of the Trust perform over the last six months and what key factors influenced the results over the period?

A:  First and foremost, it is important for investors to understand that the investment funds of the Trust are highly correlated to the markets in which they invest since the funds are managed with a long-term view. I mention this so that investors have realistic expectations and an understanding that if, for example, the U.S. large-cap area of the market is up or down significantly, so too should be the Value Equity and Core Equity Funds. Although of course, we certainly expect that the investment management by the carefully selected sub-advisers of the Trust will achieve results that outperform the market over the long-term.

Generally speaking, the International Equity Fund benefited over the last six months from its diversification across more than 30 countries and from its opportunistic exposure to select emerging markets. In addition, the defensive duration posture (shorter than benchmark duration) maintained by both fixed-income funds was the primary contributor to relative strength and the positive impact over the last three months more than offset the negative effects of the initial three months of the current fiscal year.

The Emerging Growth Equity Fund (the Trust's small-cap stock offering) participated meaningfully in the small-cap rally but was slowed a bit by its emphasis on those particular small companies with market capitalizations falling at the larger end of the securities in its benchmark, the Russell 2000 Index. Further, its limited exposure to the more aggressive companies (an expected outcome of the sub-advisers' focus on high quality) in the universe was a modest detriment.

The Trust's large-cap funds experienced mixed results over the last six months. The Core Equity Fund performed well (because of strong stock selection) but the Value Equity Fund lagged despite a solid return in absolute terms. The Value Equity Fund was hurt by its emphasis on mega-cap companies, a part of the market that failed to keep up with the smaller–sized companies in the large-cap space.

Q:  What is RSI's outlook for the next six to twelve months?

A:  We anticipate further rate tightening by the Fed (even if they decide to temporarily pause in the near term) because of stronger than anticipated U.S economic growth and rising inflation. We anticipate mounting inflationary pressures as a result of high energy and raw materials prices, a tight U.S. labor market and accelerating growth in Japan and Europe.

In this environment, equities should beat bonds in the near term, and we continue to like the non-U.S. equity markets for diversification purposes.

* * * * *

On behalf of Mike Randazzo and RSI, my fellow Trust officers and the Board of Trustees, I am pleased to present this Semi-Annual Report for the six months ended March 31, 2006. We appreciate the support of the Trust's plan sponsor investors and individual unitholders and, as always, encourage you to call us at (212) 503-0100 for additional information.

Sincerely,

William Dannecker
President, RSI Retirement Trust
May 2006

RSI Retirement Trust

MARKET ENVIRONMENT

Market Environment

Equity market returns in the first half of fiscal year 2006 (October 1, 2005 through March 31, 2006) dwarfed those of their fixed-income counterparts as strong economic growth and corporate profits benefited stocks while the combative Fed finally proved to be detrimental to bonds. The Fed continued to significantly impact the global capital markets and over the course of the last two years has raised the Federal Funds rate from a low of 1.0% (where it resided in June 2004) to 5.0% (currently, as of May 2006). The central bank is, of course, attempting to fulfill its mandate to contain inflation through the moderation of economic growth. However, the current environment is certainly more challenging than it was during the Fed's last tightening cycle (1994-1995) given the confluence of several factors, none of which were in place during the mid-1990's. The Fed has a new Chairman, Ben Bernanke; for the first time since the 1980s economic growth is above 3% simultaneously in the U.S., Europe, and Japan; and commodity and raw materials prices are high and heading higher. Finally, in addition, the U.S is experiencing a shrinking skilled labor pool and slowing productivity growth, both of which tend to put upward pressure on prices.

Interestingly enough, for a sustained period of time the yield on the ten-year U.S. Treasury note did not increase above the level where it resided at the start of the current Fed tightening cycle, not until early March of 2006, nearly two years after the central bank's initial rate increase. On the other hand, the two-year U.S. Treasury note (a proxy for the short end of the curve) began to surge in early November 2004, within four months of the Fed's primary action. Indeed, the yield curve flattened considerably throughout 2005, culminating in an inversion (shorter rates higher than longer rates) by the end of the year, lasting for almost the entire first quarter of calendar year 2006. Historically, an inverted curve has typically signified an upcoming recession but many investors believe it will be different this time around; they are crediting foreign investors' seemingly insatiable appetite for U.S. dollar assets, rather than expected economic weakness as the reason for sustained low long-term rates.

Equity markets gained momentum during the first half of the fiscal year led, once again, by small-cap and non-U.S. stocks. Small-cap companies (represented by the Russell 2000 Index) surged 15.2% and non-U.S. equities (MSCI EAFE in U.S. dollars) advanced 14.0% for the six months ended March 31. For the record, the S&P 500 Index was also strong with a 6.4% return for the period. Meanwhile, large-cap value (7.3% return for the Russell 1000 Value® Index) continued to outpace large-cap growth (6.2% for the Russell 1000 Growth® Index), continuing the current market trend that has been in place since the bursting of the equity bubble in early 2000. Among economic sectors, Materials companies (18.1% price return) were the big winners over the last six months followed by Telecommunications (12.1%), Industrials (11.3%) and Financials (10.3%). In contrast, Utilities (-8.2%), Energy (0.2%) and Consumer Staples (0.9%) were the laggards in the first half of fiscal year 2006.

On the fixed-income front, the Lehman Brothers Aggregate Bond Index (representing U.S. investment-grade bonds) was marginally down by 0.1% for the first six months of the fiscal year as Treasuries and corporate bonds were negative and mortgage- and asset-backed securities were modestly positive. High yield bonds (represented by the Merrill Lynch High Yield Master Index), however, performed more like equities, with a 3.6% advance.

We believe that the Fed must continue to increase rates given the mounting inflationary pressures and solid economic growth in the U.S. In fact, domestic growth has not slowed at all in the two years since the central bank's tightening began. Many market followers expect the Fed to take a break following the most recent increase but we expect that even if the Fed pauses, it will need to resume tightening again eventually in order to guide the U.S. economy toward a soft landing. There are just too many global factors supporting growth and inflation for the Fed's work in this cycle to be complete.

With all of this said, investors should anticipate that equities will outperform bonds for at least the balance of the fiscal year as the strong global economy continues to support balance sheet fundamentals for U.S. and non-U.S. companies. We remain optimistic about non-U.S. equities, even if only for the diversification achieved from investing assets across 30 to 40 countries rather than just one. On the other hand, small-cap U.S. companies have led the way for most of the last seven years and since reversion to the mean is still alive, the trade for investors may be to ratchet up the market cap spectrum into higher quality, more recognized U.S. and non-U.S. companies. Obviously, if the economic scenarios described above come to pass, it will not bode well for bonds. We believe we are in the midst of a fourth consecutive year of modest returns from investment-grade bonds. Although we do not anticipate a negative return from bonds in fiscal year 2006, it will be a challenge to stop the principal erosion that began last year.

RSI Retirement Trust

INVESTMENT FUND REVIEW

INVESTMENT FUND OBJECTIVES AND STRATEGIES

EQUITY INVESTMENT FUNDS

RSI RETIREMENT TRUST CORE EQUITY FUND

The Core Equity Fund seeks long-term capital appreciation. The fund invests in stocks of a broadly diversified group of high quality, medium-to large sized companies with attractive valuations and earnings growth potential, and equity securities included in the S&P 500 Index. Under sub-advisory agreements with RSI, the investment adviser, RCM Capital Management LLC manages approximately 60% of the assets of the fund, while Northern Trust Investments, N.A. manages approximately 40%.

RSI RETIREMENT TRUST VALUE EQUITY FUND

The Value Equity Fund seeks income and capital appreciation by investing in a diversified portfolio of stocks with below-average price-to-earnings ratios and above-average growth prospects. The fund's portfolio typically has a dividend yield that is higher than the market itself. RSI is the investment adviser of the fund and Shay Assets Management, Inc. is the sub-adviser.

RSI RETIREMENT TRUST EMERGING GROWTH EQUITY FUND

The Emerging Growth Equity Fund seeks capital appreciation by investing in companies with small market capitalizations, which may include rapidly growing, emerging companies. Under sub-advisory agreements with RSI, Batterymarch Financial Management, Inc. manages approximately 60% of the fund's assets and Neuberger Berman Management Inc. manages approximately 40%.

RSI RETIREMENT TRUST INTERNATIONAL EQUITY FUND

The International Equity Fund seeks capital appreciation by investing in stocks of well-established companies that are headquartered in foreign countries. While holdings are concentrated in the larger, established markets abroad, investments may also be made in emerging markets. RSI is the investment adviser, and the fund is sub-advised by Julius Baer Investment Management LLC.

FIXED-INCOME INVESTMENT FUNDS

RSI RETIREMENT TRUST ACTIVELY MANAGED BOND FUND

The Actively Managed Bond Fund seeks to maximize both principal appreciation and income return and invests in high quality, fixed-income securities, U.S. government and high-grade corporate debt issues, without limit as to maturity. The quality of holdings of the fund is restricted to single "A" or better at the time of purchase, and at least 65% of the assets must be in U.S. government or agency issues. RSI is the investment adviser of the fund and Shay Assets Management, Inc. is the sub-adviser.

RSI RETIREMENT TRUST INTERMEDIATE-TERM BOND FUND

The Intermediate-Term Bond Fund seeks a high level of current income, with consideration also given to safety of principal. The fund invests in high quality, fixed-income securities, U.S. government and high-grade corporate debt issues that mature within ten years, or have expected average lives of ten years or less. The quality of the holdings of the fund is restricted to single "A" or better at the time of investment, and at least 65% of the assets must be in U.S. government or agency issues. RSI is the investment adviser of the fund and Shay Assets Management, Inc is the sub-adviser.

RSI Retirement Trust

INVESTMENT FUND REVIEW (CONTINUED)

INVESTMENT FUND PERFORMANCE

NET INVESTMENT PERFORMANCE

For Periods Ended March 31, 2006

		Average Annual Total Return
	6 Months	1 Year	3 Years	5 Years	10 Years
EQUITY INVESTMENT FUNDS
Core Equity Fund	6.86%	13.38%	13.87%	(0.01)%	5.96%
S&P 500 Index	6.38	11.73	17.22	3.97	8.95
Russell 1000 Growth Index	6.16	13.14	14.80	1.66	6.50
Lipper Large-Cap Growth Funds Average[1]	6.38	14.24	14.45	0.93	6.53
Value Equity Fund	4.69	10.45	17.27	3.86	11.09
Russell 1000 Value Index	7.27	13.31	21.77	7.79	10.97
Lipper Large-Cap Value Funds Average	6.28	11.40	18.82	5.11	8.55
Emerging Growth Equity Fund	11.35	20.63	24.50	2.67	4.92
Russell 2000 Index	15.23	25.85	29.53	12.59	10.15
Lipper Small-Cap Core Funds Average[2]	13.43	23.41	28.52	13.33	11.60
International Equity Fund	16.03	31.36	30.01	8.09	5.99
MSCI EAFE Index	13.99	24.94	31.66	10.04	6.83
Lipper Int'l Large-Cap Core Funds Avg.	14.17	25.11	27.53	7.34	6.67
FIXED-INCOME INVESTMENT FUNDS
Actively Managed Bond Fund	(0.26)	1.64	2.17	4.31	5.85
Lehman Brothers Aggregate Bond Index	(0.05)	2.26	2.93	5.11	6.29
Lipper General U.S. Gov't Funds Average	(0.76)	1.15	1.56	3.80	5.12
Intermediate-Term Bond Fund	0.05	1.65	1.47	2.70	4.50
Lehman Brothers Interm. U.S. Gov't Index	0.29	2.07	1.69	4.14	5.54
Lipper Short-Interm. U.S. Gov't Funds Avg.	0.24	1.49	1.13	3.32	4.70

1. Prior to August 2005, the Core Equity Fund was classified by Lipper Inc. as a Large-Cap Core Fund. 2. Prior to January 2003, the Emerging Growth Equity Fund was classified by Lipper Inc. as a Small-Cap Growth Fund.

All performance results reported herein are net of management fees and all related expenses, unless otherwise noted. Total return includes changes in share price and reinvestment of dividends and capital gains distributions, if any. The performance quoted represents past performance and does not indicate or guarantee future performance. Investment return and unit net asset value will fluctuate so that units, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance for the investment funds of the RSI Retirement Trust, or to obtain a prospectus, visit www.rsgroup.com. This material must be preceded or accompanied by a prospectus. All market index results that appear in this report are gross, since they are not subject to expenses.

Returns for the Lipper Averages are provided for comparison. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees, if any. See Additional Information for a description of each index and Lipper classification.

RSI Retirement Trust

INVESTMENT FUND REVIEW (CONTINUED)

PORTFOLIO HOLDINGS

DIVERSIFICATION BY SECTOR1

As of March 31, 2006

SECTOR	CORE EQUITY FUND	VALUE EQUITY FUND	EMERGING GROWTH EQUITY FUND
Consumer Discretionary	10.7%	4.8%	16.5%
Consumer Staples	7.9	4.5	2.6
Energy	9.7	14.5	8.9
Financials	18.2	25.2	14.6
Health Care	18.6	1.8	12.1
Industrials	9.4	11.7	20.9
Information Technology	20.5	9.1	14.3
Materials	1.2	14.7	6.5
Telecommunications	1.4	6.3	0.3
Utilities	1.4	5.7	0.9
Short-Term Investments	0.5	3.3	2.2
Other[2]	0.5	(1.6)	0.2
Total	100.0	100.0	100.0

DIVERSIFICATION BY GEOGRAPHIC DISTRIBUTION1

As of March 31, 2006

REGION/COUNTRY	INTERNATIONAL EQUITY FUND
Dollar Bloc Countries[3]	3.0%
Emerging Markets	19.0
Europe	51.4
Japan	13.3
United Kingdom	9.1
Asia Ex-Japan[4]	1.3
United States and Other[2]	2.9
Total	100.0

DIVERSIFICATION BY SECTOR1

As of March 31, 2006

SECTOR	ACTIVELY MANAGED BOND FUND	INTERMEDIATE-TERM BOND FUND
Corporate Bonds	8.4%	10.5%
Mortgage-Backed Securities	15.1	11.3
U.S. Government & Agency Obligations	71.7	75.6
Short-Term Investments	4.3	2.1
Other[2]	0.5	0.5
Total	100.0	100.0

1. Calculated as a percentage of net assets. Sector diversification and geographic distribution are subject to change. 2. Includes liabilities in excess of other net assets and repurchase agreement held as collateral for securities lending. 3. Dollar bloc countries include Australia, Canada and New Zealand. 4. Developed markets only.

RSI Retirement Trust

ABOUT THE INVESTMENT FUNDS' EXPENSES

EXPENSE EXAMPLES

As a unitholder of the RSI Retirement Trust ("Trust"), you incur ongoing costs, including management fees and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2005 through March 31, 2006.

ACTUAL EXPENSES

In the table below, the first row following the name of each Investment Fund of the Trust provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

In the table below, the second row following the name of each Investment Fund of the Trust provides information about hypothetical account values and hypothetical expenses based on each Investment Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Investment Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses for the period. You may use this information to compare the ongoing costs of investing in the Trust to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the rows in the table labeled "Hypothetical" are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/05	Ending Account Value 3/31/06	Expenses Paid During Period[1] 10/1/05 – 3/31/06	Expense Ratio During Period[2] 10/1/05 – 3/31/06
CORE EQUITY FUND
Actual Expenses	$1,000.00	$1,068.60	$6.14	1.19%
Hypothetical[3]	$1,000.00	$1,019.00	$5.99	1.19%
VALUE EQUITY FUND
Actual Expenses	$1,000.00	$1,046.90	$6.33	1.24%
Hypothetical[3]	$1,000.00	$1,018.75	$6.24	1.24%
EMERGING GROWTH EQUITY FUND
Actual Expenses	$1,000.00	$1,113.50	$9.80	1.86%
Hypothetical[3]	$1,000.00	$1,015.66	$9.35	1.86%
INTERNATIONAL EQUITY FUND
Actual Expenses	$1,000.00	$1,160.30	$9.64	1.79%
Hypothetical[3]	$1,000.00	$1,016.01	$9.00	1.79%
ACTIVELY MANAGED BOND FUND
Actual Expenses	$1,000.00	$997.40	$5.48	1.10%
Hypothetical[3]	$1,000.00	$1,019.45	$5.54	1.10%
INTERMEDIATE-TERM BOND FUND
Actual Expenses	$1,000.00	$1,000.50	$7.68	1.54%
Hypothetical[3]	$1,000.00	$1,017.25	$7.75	1.54%

1. Expenses are equal to the average account value times the Investment Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year. 2. Annualized. 3. Assumes a hypothetical rate of return of 5% per year before expenses.

RSI Retirement Trust

STATEMENT OF INVESTMENTS

CORE EQUITY FUND

March 31, 2006 (Unaudited)

	SHARES	VALUE
COMMON STOCKS – 99.0%
CONSUMER DISCRETIONARY – 10.7%
Amazon.com, Inc.*	1,455	$53,122
AutoNation, Inc.*	836	18,016
AutoZone, Inc.*	269	26,817
Bed Bath & Beyond, Inc.*	1,311	50,342
Best Buy Co., Inc.	1,878	105,037
Big Lots, Inc.* (a)	679	9,479
Black & Decker Corp. (The)	319	27,718
Brunswick Corp. (a)	404	15,699
Carnival Corp. (a)	2,051	97,156
CBS Corp., Class B	3,576	85,752
Centex Corp.	578	35,830
Circuit City Stores, Inc.	794	19,437
Clear Channel Communications, Inc. (a)	2,405	69,769
Coach, Inc.*	30,300	1,047,774
Comcast Corp., Class A*	9,913	259,324
Constellation Brands, Inc., Class A*	900	22,545
Cooper Tire & Rubber Co.	392	5,621
Darden Restaurants, Inc.	597	24,495
Dillard's, Inc., Class A	358	9,322
Dollar General Corp. (a)	1,527	26,982
Dow Jones & Co., Inc. (a)	244	9,589
E.W. Scripps Co. (The), Class A	403	18,018
Eastman Kodak Co.	1,313	37,342
Family Dollar Stores, Inc.	748	19,897
Federated Department Stores, Inc.	11,812	862,276
Ford Motor Co. (a)	8,830	70,287
Fortune Brands, Inc.	670	54,022
Gannett Co., Inc.	1,101	65,972
Gap, Inc. (The)	2,768	51,706
General Motors Corp. (a)	2,643	56,217
Genuine Parts Co.	861	37,738
Goodyear Tire & Rubber Co.* (a)	870	12,598
Harley-Davidson, Inc.	1,221	63,345
Harman International Industries, Inc.	308	34,228
Harrah's Entertainment, Inc.	874	68,137
Hasbro, Inc.	860	18,146
Hilton Hotels Corp.	1,521	38,725
Home Depot, Inc. (The)	9,818	415,301
International Game Technology	1,604	56,493
Interpublic Group of Cos., Inc.*	2,013	19,244
J.C. Penney Co., Inc.	19,613	1,184,822
Johnson Controls, Inc.	896	68,033
Jones Apparel Group, Inc. (a)	545	19,277
KB Home	328	21,313
Kimco Realty Corp.	937	37,761
Knight-Ridder, Inc.	337	21,302
Kohl's Corp.*	1,566	83,014
Leggett & Platt, Inc.	884	21,543
Limited Brands, Inc.	1,612	39,430
Liz Claiborne, Inc. (a)	527	21,596
Lowe's Cos., Inc.	3,610	232,628
Marriott International, Inc., Class A	17,955	1,231,714
Mattel, Inc.	1,766	32,018
Maytag Corp.	424	9,044
McDonald's Corp.	5,794	199,082
McGraw-Hill Cos., Inc. (The)	1,652	95,188
Meredith Corp. (a)	232	12,943

	SHARES	VALUE
CONSUMER DISCRETIONARY (Continued)
New York Times Co. (The), Class A	698	$17,666
Newell Rubbermaid, Inc.	1,332	33,553
News Corp., Class A	11,200	186,032
Nike, Inc., Class B	11,874	1,010,477
Nordstrom, Inc.	1,014	39,729
Office Depot, Inc.*	1,316	49,008
OfficeMax, Inc.	290	8,749
Omnicom Group, Inc.	869	72,344
Pixar Animation Studios*	15,300	981,342
Pulte Homes, Inc.	1,044	40,110
RadioShack Corp.	605	11,634
Reynolds American, Inc.	384	40,512
Sears Holdings Corp.*	460	60,830
Sherwin-Williams Co. (a)	474	23,435
Snap-on, Inc.	290	11,055
Stanley Works Co. (The)	368	18,643
Staples, Inc.	3,459	88,274
Starbucks Corp.*	3,502	131,815
Starwood Hotels & Resorts Worldwide, Inc. (a)	943	63,869
Target Corp.	21,880	1,137,979
Tiffany & Co. (a)	669	25,114
Time Warner, Inc.	20,854	350,139
TJX Cos., Inc. (The) (a)	2,144	53,214
Tribune Co.	1,231	33,766
Univision Communications, Inc.* (a)	35,050	1,208,175
V.F. Corp. (a)	417	23,727
Viacom, Inc., Class B*	3,576	138,749
Wal-Mart Stores, Inc.	11,566	546,378
Walt Disney Co. (The)	8,905	248,360
Wendy's International, Inc. (a)	558	34,629
Whirlpool Corp.	359	32,838
Whole Foods Market, Inc.	653	43,385
Yum! Brands, Inc.	1,259	61,515
		14,177,271
CONSUMER STAPLES – 7.9%
Alberto-Culver Co., Class B	388	17,161
Albertson's, Inc.	1,749	44,897
Altria Group, Inc.	9,722	688,901
Anheuser-Busch Cos., Inc.	3,619	154,785
Archer Daniels Midland Co.	3,005	101,118
Avon Products, Inc. (a)	2,154	67,140
Brown-Forman Corp., Class B	410	31,558
Campbell Soup Co.	841	27,248
Clorox Co. (The)	669	40,040
Coca-Cola Co. (The)	9,493	397,472
Coca-Cola Enterprises, Inc.	1,483	30,164
Colgate-Palmolive Co.	16,092	918,853
ConAgra Foods, Inc.	2,485	53,328
Costco Wholesale Corp.	2,205	119,423
CVS Corp.	3,832	114,462
Estee Lauder Cos., Inc. (The), Class A	573	21,310
General Mills, Inc.	1,688	85,548
H.J. Heinz Co.	1,548	58,700
Hershey Foods Corp.	844	44,082
Kellogg Co.	1,125	49,545
Kimberly-Clark Corp.	2,182	126,120
Kroger Co. (The)* (a)	3,457	70,385
McCormick & Co., Inc.	631	21,366

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

CORE EQUITY FUND (CONTINUED)

March 31, 2006 (Unaudited)

	SHARES	VALUE
CONSUMER STAPLES (Continued)
Molson Coors Brewing Co., Class B	234	$16,057
Pepsi Bottling Group, Inc. (The)	688	20,908
PepsiCo, Inc. (a)	43,399	2,508,028
Plum Creek Timber Co., Inc.	822	30,356
Procter & Gamble Co.	54,965	3,167,083
Safeway, Inc.	2,105	52,878
Sara Lee Corp.	3,488	62,365
SUPERVALU, Inc. (a)	694	21,389
Sysco Corp. (a)	2,919	93,554
Tyson Foods, Inc., Class A	1,200	16,488
UST, Inc.	711	29,578
Walgreen Co. (a)	26,342	1,136,130
William Wrigley Jr. Co.	802	51,328
		10,489,748
ENERGY – 9.7%
Amerada Hess Corp.	400	56,960
Anadarko Petroleum Corp.	1,066	107,677
Apache Corp.	1,560	102,196
Ashland, Inc. (a)	356	25,304
Baker Hughes, Inc.	18,748	1,282,363
BJ Services Co.	1,514	52,384
Burlington Resources, Inc.	1,780	163,600
Canadian Natural Resources Ltd.	22,400	1,240,736
Chesapeake Energy Corp. (a)	1,700	53,397
Chevron Corp.	10,304	597,323
ConocoPhillips	6,328	399,613
Devon Energy Corp.	2,096	128,212
EOG Resources, Inc. (a)	1,134	81,648
Exxon Mobil Corp.	28,252	1,719,418
Halliburton Co.	23,237	1,696,766
Kerr-McGee Corp.	594	56,715
Marathon Oil Corp.	1,654	125,985
Murphy Oil Corp. (a)	776	38,660
Nabors Industries Ltd.*	778	55,689
National-Oilwell, Inc.*	860	55,143
Noble Corp.	592	48,011
Occidental Petroleum Corp.	2,017	186,875
Rowan Cos., Inc. (a)	527	23,167
Schlumberger Ltd.	2,681	339,334
Sunoco, Inc.	628	48,714
Transocean, Inc.*	1,472	118,202
Valero Energy Corp.	26,258	1,569,703
Weatherford International, Inc.*	23,560	1,077,870
XTO Energy, Inc.	30,975	1,349,581
		12,801,246
FINANCIALS – 18.2%
ACE Ltd.	1,458	75,831
AFLAC, Inc. (a)	29,189	1,317,300
Allstate Corp. (The)	2,998	156,226
Ambac Financial Group, Inc. (a)	513	40,835
American Express Co. (a)	5,767	303,056
American International Group, Inc.	39,417	2,605,070
Ameriprise Financial, Inc.	1,173	52,855
AmSouth Bancorp.	1,641	44,389
Aon Corp.	1,489	61,808
Apartment Investment & Management Co.	428	20,073
Archstone-Smith Trust (a)	1,000	48,770

	SHARES	VALUE
FINANCIALS (Continued)
Bank of America Corp.	21,560	$981,842
Bank of New York Co., Inc.	3,562	128,374
BB&T Corp.	2,505	98,196
Bear Stearns Cos., Inc.	540	74,898
Capital One Financial Corp.	1,419	114,258
Charles Schwab Corp.	4,741	81,593
Chubb Corp.	951	90,763
Cincinnati Financial Corp.	769	32,352
CIT Group, Inc.	900	48,168
Citigroup, Inc.	68,046	3,214,492
Comerica, Inc.	770	44,637
Compass Bancshares, Inc.	600	30,366
Countrywide Financial Corp.	2,830	103,861
E*TRADE Financial Corp.*	1,900	51,262
Equity Office Properties Trust	1,863	62,560
Equity Residential	1,327	62,090
Fannie Mae (a)	4,485	230,529
Federated Investors, Inc.	425	16,596
Fifth Third Bancorp (a)	2,578	101,470
First Horizon National Corp.	540	22,491
Franklin Resources, Inc. (a)	16,176	1,524,426
Freddie Mac	3,244	197,884
Genworth Financial, Inc., Class A	25,200	842,436
Golden West Financial Corp. (a)	1,152	78,221
Goldman Sachs Group, Inc. (The)	2,034	319,257
Hartford Financial Services Group, Inc.	1,385	111,562
Huntington Bancshares, Inc. (a)	1,127	27,195
J.P. Morgan Chase & Co.	16,082	669,654
Janus Capital Group, Inc.	997	23,100
Jefferson-Pilot Corp.	647	36,193
KeyCorp	1,909	70,251
Legg Mason, Inc. (a)	5,950	745,714
Lehman Brothers Holdings, Inc.	1,215	175,604
Lincoln National Corp.	786	42,908
Loews Corp.	638	64,566
M&T Bank Corp.	335	38,237
Marsh & McLennan Cos., Inc. (a)	2,556	75,044
Marshall & Ilsley Corp.	1,018	44,364
MBIA, Inc.	568	34,154
Mellon Financial Corp.	1,960	69,776
Merrill Lynch & Co., Inc.	29,118	2,293,334
MetLife, Inc.	3,549	171,665
MGIC Investment Corp.	357	23,787
Moody's Corp.	1,092	78,034
Morgan Stanley (a)	4,924	309,326
National City Corp.	2,595	90,566
North Fork Bancorp., Inc.	2,271	65,473
PNC Financial Services Group, Inc.	1,370	92,215
Principal Financial Group, Inc.	1,261	61,537
Progressive Corp. (The)	944	98,421
ProLogis	1,112	59,492
Prudential Financial, Inc.	2,243	170,042
Public Storage, Inc.	349	28,349
Regions Financial Corp.	2,121	74,596
SAFECO Corp. (a)	524	26,310
Simon Property Group, Inc. (a)	784	65,966
SLM Corp.	1,933	100,400
Sovereign Bancorp, Inc.	1,765	38,671
St. Paul Travelers Cos., Inc. (The) (a)	3,231	135,023

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

CORE EQUITY FUND (CONTINUED)

March 31, 2006 (Unaudited)

	SHARES	VALUE
FINANCIALS (Continued)
State Street Corp.	1,522	$91,974
SunTrust Banks, Inc.	1,745	126,966
Synovus Financial Corp.	1,512	40,960
T. Rowe Price Group, Inc.	625	48,881
Torchmark Corp.	462	26,380
U.S. Bancorp	39,509	1,205,025
UnumProvident Corp. (a)	1,476	30,228
Vornado Realty Trust (a)	521	50,016
Wachovia Corp. (a)	7,550	423,178
Washington Mutual, Inc.	4,558	194,262
Wells Fargo & Co.	7,757	495,440
XL Capital Ltd., Class A	824	52,827
Zions Bancorp	21,732	1,797,888
		24,074,789
HEALTH CARE – 18.6%
Abbott Laboratories	26,231	1,114,031
Aetna, Inc.	32,408	1,592,529
Allergan, Inc.	9,496	1,030,316
AmerisourceBergen Corp.	994	47,980
Amgen, Inc.*	18,597	1,352,932
Applera Corp. (Applied Biosystems Group)	895	24,290
Barr Laboratories, Inc.*	504	31,742
Bausch & Lomb, Inc. (a)	255	16,244
Baxter International, Inc.	2,933	113,830
Becton, Dickinson & Co.	1,195	73,588
Biogen Idec, Inc.*	1,635	77,009
Biomet, Inc.	1,169	41,523
Boston Scientific Corp.*	2,796	64,448
Bristol-Myers Squibb Co. (a)	9,060	222,967
C.R. Bard, Inc.	492	33,363
Cardinal Health, Inc.	1,981	147,624
Caremark Rx, Inc.*	2,100	103,278
Chiron Corp.*	549	25,150
CIGNA Corp.	536	70,012
Coventry Health Care, Inc.*	703	37,948
Eli Lilly & Co.	5,268	291,320
Express Scripts, Inc., Class A*	650	57,135
Forest Laboratories, Inc.*	1,511	67,436
Genentech, Inc.*	10,700	904,257
Genzyme Corp.* (a)	1,182	79,454
Gilead Sciences, Inc.*	25,660	1,596,565
Guidant Corp.	1,902	148,470
HCA, Inc.	1,887	86,406
Health Management Associates, Inc., Class A	1,201	25,906
Hospira, Inc.*	733	28,924
Humana, Inc.*	779	41,014
IMS Health, Inc.	896	23,090
Johnson & Johnson	30,453	1,803,427
King Pharmaceuticals, Inc.*	1,209	20,855
Laboratory Corp. of America Holdings*	597	34,913
Manor Care, Inc. (a)	395	17,518
McKesson Corp.	1,439	75,015
Medco Health Solutions, Inc.*	1,405	80,394
MedImmune, Inc.*	1,114	40,750
Medtronic, Inc.	34,623	1,757,117
Merck & Co., Inc.	10,108	356,105
Millipore Corp.*	225	16,439
Mylan Laboratories, Inc.	1,100	25,740

	SHARES	VALUE
HEALTH CARE (Continued)
Novartis AG	20,600	$1,142,064
Patterson Cos., Inc.* (a)	653	22,986
Pfizer, Inc. (a)	100,444	2,503,063
Quest Diagnostics, Inc.	704	36,115
Schering-Plough Corp.	7,008	133,082
Shire Pharmaceuticals Group Plc - ADR	20,900	971,641
St. Jude Medical, Inc.* (a)	1,694	69,454
Stryker Corp.	1,358	60,214
Tenet Healthcare Corp.*	2,296	16,944
Teva Pharmaceutical Industries Ltd. - ADR	26,800	1,103,624
UnitedHealth Group, Inc.	27,476	1,534,809
Watson Pharmaceuticals, Inc.*	519	14,916
WellPoint, Inc.*	3,030	234,613
Wyeth	41,845	2,030,319
Zimmer Holdings, Inc.*	12,808	865,821
		24,538,719
INDUSTRIALS – 9.4%
3M Co.	3,501	264,990
Allied Waste Industries, Inc.* (a)	1,030	12,607
American Power Conversion Corp. (a)	817	18,881
American Standard Cos., Inc.	822	35,231
Apollo Group, Inc., Class A*	620	32,556
Avery Dennison Corp.	537	31,404
Boeing Co. (The)	22,645	1,764,724
Boston Properties, Inc.	418	38,979
Burlington Northern Santa Fe Corp.	1,686	140,494
Caterpillar, Inc.	3,106	223,042
Cendant Corp.	4,768	82,725
Cintas Corp.	638	27,192
Cooper Industries Ltd.	414	35,977
CSX Corp. (a)	1,028	61,474
Cummins, Inc.	177	18,603
D.R. Horton, Inc. (a)	1,300	43,186
Danaher Corp.	1,044	66,346
Deere & Co.	1,098	86,797
Dover Corp.	953	46,278
Eaton Corp.	702	51,225
Emerson Electric Co.	1,874	156,723
Equifax, Inc.	637	23,722
FedEx Corp.	1,393	157,325
Fluor Corp.	345	29,601
General Dynamics Corp. (a)	1,834	117,339
General Electric Co.	127,927	4,449,300
Goodrich Corp.	585	25,512
H&R Block, Inc. (a)	1,598	34,597
Honeywell International, Inc.	3,842	164,322
Illinois Tool Works, Inc.	992	95,540
Ingersoll-Rand Co. Ltd.	1,488	62,184
ITT Industries, Inc.	834	46,887
L-3 Communications Holdings, Inc.	506	43,410
Lennar Corp., Class A	633	38,221
Lockheed Martin Corp.	1,710	128,472
Masco Corp.	1,938	62,966
Monster Worldwide, Inc.*	550	27,423
Navistar International Corp.*	356	9,818
Norfolk Southern Corp.	1,905	103,003
Northrop Grumman Corp.	1,642	112,132
PACCAR, Inc.	745	52,508

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

CORE EQUITY FUND (CONTINUED)

March 31, 2006 (Unaudited)

	SHARES	VALUE
INDUSTRIALS (Continued)
Pall Corp. (a)	629	$19,619
Parker-Hannifin Corp.	589	47,479
Pitney Bowes, Inc.	1,062	45,592
R.R. Donnelley & Sons Co.	1,012	33,113
Raytheon Co.	2,064	94,614
Robert Half International, Inc.	838	32,355
Rockwell Automation, Inc.	834	59,973
Rockwell Collins, Inc.	797	44,911
Ryder System, Inc.	324	14,509
Southwest Airlines Co.	3,227	58,054
Textron, Inc. (a)	605	56,501
Tyco International Ltd.	9,334	250,898
Union Pacific Corp. (a)	1,200	112,020
United Parcel Service, Inc.	5,076	402,932
United Technologies Corp.	34,014	1,971,791
W.W. Grainger, Inc. (a)	310	23,359
Waste Management, Inc.	2,554	90,156
		12,381,592
INFORMATION TECHNOLOGY – 20.5%
Adobe Systems, Inc.	2,823	98,579
Advanced Micro Devices, Inc.*	2,216	73,483
Affiliated Computer Services, Inc., Class A*	519	30,964
Agilent Technologies, Inc.*	1,946	73,072
Altera Corp.* (a)	1,753	36,182
Analog Devices, Inc.	1,739	66,586
Andrew Corp.*	725	8,903
Apple Computer, Inc.*	30,340	1,902,925
Applied Materials, Inc.	7,365	128,961
Applied Micro Circuits Corp.*	1,834	7,464
Autodesk, Inc.*	30,992	1,193,812
Automatic Data Processing, Inc.	2,655	121,280
Avaya, Inc*	1,982	22,397
BMC Software, Inc.*	1,020	22,093
Broadcom Corp.*	2,089	90,161
CA, Inc.	2,164	58,882
CIENA Corp.*	2,845	14,822
Cisco Systems, Inc.*	82,212	1,781,534
Citrix Systems, Inc.*	799	30,282
Cognizant Technology Solutions Corp.*	13,600	809,064
Computer Sciences Corp.*	849	47,162
Compuware Corp.*	1,955	15,308
Comverse Technology, Inc.*	957	22,518
Convergys Corp.*	753	13,712
Corning, Inc.*	57,587	1,549,666
Dell, Inc.*	10,917	324,890
eBay, Inc.*	31,009	1,211,212
Electronic Arts, Inc.*	1,366	74,748
Electronic Data Systems Corp.	2,402	64,446
EMC Corp.* (a)	10,998	149,903
First Data Corp.	3,581	167,662
Fiserv, Inc.*	892	37,955
Fisher Scientific International, Inc.* (a)	572	38,925
Freescale Semiconductor, Inc., Class B*	1,888	52,430
Gateway, Inc.*	1,563	3,423
Google, Inc., Class A*	5,593	2,181,270
Hewlett-Packard Co.	77,348	2,544,749
Intel Corp.	27,201	526,339
International Business Machines Corp.	7,298	601,866

	SHARES	VALUE
INFORMATION TECHNOLOGY (Continued)
Intuit, Inc.*	770	$40,956
Jabil Circuit, Inc.* (a)	828	35,488
JDS Uniphase Corp.* (a)	7,767	32,388
KLA-Tencor Corp.	870	42,073
Lexmark International Group, Inc., Class A*	455	20,648
Linear Technology Corp.	1,422	49,884
LSI Logic Corp.*	1,928	22,288
Lucent Technologies, Inc.*	21,075	64,279
Marvell Technology Group Ltd.* (a)	12,100	654,610
Maxim Integrated Products, Inc.	1,467	54,499
Micron Technology, Inc.*	2,871	42,261
Microsoft Corp.	95,999	2,612,132
Molex, Inc.	676	22,443
Motorola, Inc.	82,336	1,886,318
National Semiconductor Corp.	1,554	43,263
NCR Corp.*	866	36,190
Network Appliance, Inc.*	1,711	61,647
Novell, Inc.*	1,879	14,431
Novellus Systems, Inc.*	611	14,664
NVIDIA Corp.* (a)	762	43,632
Oracle Corp.*	17,455	238,959
Parametric Technology Corp.*	591	9,651
Paychex, Inc.	1,522	63,407
PerkinElmer, Inc.	646	15,162
PMC-Sierra, Inc.* (a)	938	11,528
QLogic Corp.*	858	16,602
QUALCOMM, Inc.	23,998	1,214,539
Sabre Holdings Corp.	659	15,506
SanDisk Corp.*	13,100	753,512
Sanmina-SCI Corp.* (a)	2,573	10,549
Solectron Corp.*	4,540	18,160
Sun Microsystems, Inc.*	16,161	82,906
Symantec Corp.*	4,821	81,137
Symbol Technologies, Inc.	1,239	13,109
Tektronix, Inc.	367	13,106
Tellabs, Inc.*	2,156	34,280
Teradyne, Inc.*	960	14,890
Texas Instruments, Inc.	38,558	1,251,978
Thermo Electron Corp.*	783	29,041
Unisys Corp.*	1,698	11,699
VeriSign, Inc.*	1,200	28,788
Waters Corp.*	520	22,438
Xerox Corp.*	4,306	65,451
Xilinx, Inc.	1,675	42,646
Yahoo!, Inc.*	30,542	985,285
		27,038,053
MATERIALS – 1.2%
Air Products & Chemicals, Inc. (a)	1,017	68,332
Alcoa, Inc.	4,093	125,082
Allegheny Technologies, Inc.	342	20,924
Ball Corp.	454	19,899
Bemis Co., Inc. (a)	510	16,106
Dow Chemical Co. (The)	4,531	183,958
E.I. Du Pont De Nemours & Co. (a)	4,252	179,477
Eastman Chemical Co.	417	21,342
Ecolab, Inc.	834	31,859
Engelhard Corp.	536	21,231
Freeport-McMoRan Copper & Gold, Inc., Class B	824	49,250

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

CORE EQUITY FUND (CONTINUED)

March 31, 2006 (Unaudited)

	SHARES	VALUE
MATERIALS (Continued)
Hercules, Inc.*	640	$8,832
International Flavors & Fragrances, Inc.	429	14,723
International Paper Co.	2,339	80,859
Louisiana-Pacific Corp. (a)	498	13,546
MeadWestvaco Corp.	824	22,503
Monsanto Co. (a)	1,248	105,768
Newmont Mining Corp.	2,124	110,214
Nucor Corp. (a)	744	77,964
Pactiv Corp.* (a)	751	18,430
Phelps Dodge Corp.	988	79,564
PPG Industries, Inc.	733	46,436
Praxair, Inc.	1,476	81,401
Rohm & Haas Co. (a)	684	33,427
Sealed Air Corp.	367	21,238
Sigma-Aldrich Corp.	336	22,105
Temple-Inland, Inc.	522	23,255
Tronox Inc. - Class B*	13	217
United States Steel Corp.	489	29,673
Vulcan Materials Co. (a)	478	41,419
Weyerhaeuser Co.	1,063	76,993
		1,646,027
TELECOMMUNICATIONS – 1.4%
ADC Telecommunications, Inc.* (a)	552	14,126
Alltel Corp. (a)	1,828	118,363
AT&T, Inc.	17,919	484,531
BellSouth Corp.	8,302	287,664
CenturyTel, Inc.	661	25,858
Citizens Communications Co.	1,498	19,878
Qwest Communications International, Inc.*	7,218	49,082
Sprint FON Group	13,818	357,057
Verizon Communications, Inc.	13,529	460,798
		1,817,357
UTILITIES – 1.4%
AES Corp. (The)*	3,137	53,517
Allegheny Energy, Inc.*	739	25,015
Ameren Corp.	980	48,824
American Electric Power Co., Inc.	1,837	62,495
CenterPoint Energy, Inc.	1,541	18,384
Cinergy Corp.	885	40,188
CMS Energy Corp.*	1,062	13,753
Consolidated Edison, Inc.	1,102	47,937
Constellation Energy Group, Inc.	814	44,534
Dominion Resources, Inc.	1,559	107,618
DTE Energy Co.	823	32,994
Duke Energy Corp.	4,338	126,452
Dynegy, Inc.*	1,601	7,685
Edison International (a)	1,475	60,741
El Paso Corp.	3,209	38,668
Entergy Corp.	922	63,563
Exelon Corp. (a)	3,050	161,344
FirstEnergy Corp.	1,574	76,969
FPL Group, Inc. (a)	1,852	74,339
KeySpan Corp. (a)	858	35,066
Kinder Morgan, Inc.	423	38,912
Nicor, Inc. (a)	194	7,675
NiSource, Inc. (a)	1,354	27,378

	SHARES	VALUE
UTILITIES (Continued)
Peoples Energy Corp. (a)	145	$5,168
PG&E Corp.	1,616	62,862
Pinnacle West Capital Corp.	509	19,902
PPL Corp.	1,760	51,744
Progress Energy, Inc.	1,125	49,478
Public Service Enterprise Group, Inc.	1,111	71,148
Sempra Energy	1,193	55,427
Southern Co.	3,463	113,483
TECO Energy, Inc.	1,053	16,974
TXU Corp.	2,096	93,817
Williams Cos., Inc. (The)	2,758	58,994
Xcel Energy, Inc.	1,962	35,610
		1,848,658
Total Common Stocks (Cost $106,761,444)		130,813,460
	PRINCIPAL AMOUNT
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS – 0.1%
U.S. TREASURIES – 0.1%
U.S. Treasury Bills, 3.94%, 4/6/06**	$85,000	84,943
Total United States Government & Agency Obligations (Cost $84,954)		84,943
REPURCHASE AGREEMENT – 0.4%
Bear Stearns & Co., Inc., 4.60%, Due 4/3/06, Repurchase price $532,510, Collateralized by $930,000 U.S. Treasury Strips, 0.00%, Due 11/15/16 (Value $551,518)	532,306	532,306
Total Repurchase Agreement (Cost $532,306)		532,306
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING – 1.5%
Bear Stearns & Co., Inc., 4.60%, Due 4/3/06, Repurchase price $2,048,112, Collateralized by $3,560,000 U.S. Treasury Strips, 0.00%, Due 11/15/16 (Value $2,111,187)	2,047,327	2,047,327
Total Repurchase Agreement Held As Collateral For Securities Lending (Cost $2,047,327)		2,047,327

Total Investments (Cost $109,426,031)	101.0%	$133,478,036
Liabilities in excess of other assets	(1.0)%	(1,293,682)
Net Assets	100.0%	$132,184,354

*  Denotes non-income producing security.

**  Serves as collateral for futures contracts.

(a)  All or part of this security has been loaned as of March 31, 2006.

ADR - American Depositary Receipt

FUTURES CONTRACTS
	NUMBER OF CONTRACTS	VALUE
E-mini S&P 500 Index, expiring June 16, 2006 (notional amount $655,875)	10	$651,650

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS

VALUE EQUITY FUND

March 31, 2006 (Unaudited)

	SHARES	VALUE
COMMON STOCKS – 98.3%
CONSUMER DISCRETIONARY – 4.8%
Comcast Corp., Class A Special* (a)	105,000	$2,742,600
Gannett Co., Inc.	12,600	754,992
TJX Cos., Inc. (The) (a)	50,000	1,241,000
		4,738,592
CONSUMER STAPLES – 4.5%
Altria Group, Inc.	20,000	1,417,200
Diageo Plc - ADR	25,300	1,604,779
Unilever N.V.	20,000	1,384,400
		4,406,379
ENERGY – 14.5%
Apache Corp.	30,000	1,965,300
Chevron Corp.	90,000	5,217,300
Exxon Mobil Corp.	43,028	2,618,684
Kerr-McGee Corp.	20,000	1,909,600
XTO Energy, Inc.	57,333	2,497,999
		14,208,883
FINANCIALS – 25.2%
Allstate Corp. (The)	30,000	1,563,300
American International Group, Inc.	20,680	1,366,741
Citigroup, Inc.	108,956	5,147,081
J.P. Morgan Chase & Co.	96,000	3,997,440
Lehman Brothers Holdings, Inc.	25,600	3,699,968
Morgan Stanley (a)	40,000	2,512,800
North Fork Bancorp., Inc.	63,084	1,818,712
Wachovia Corp. (a)	32,400	1,816,020
Wells Fargo & Co.	42,500	2,714,475
		24,636,537
HEALTH CARE – 1.8%
Johnson & Johnson	30,000	1,776,600
INDUSTRIALS – 11.7%
General Dynamics Corp. (a)	37,000	2,367,260
Ingersoll-Rand Co. Ltd.	84,000	3,510,360
ITT Industries, Inc.	62,000	3,485,640
Tyco International Ltd.	80,000	2,150,400
		11,513,660
INFORMATION TECHNOLOGY – 9.1%
International Business Machines Corp.	44,000	3,628,680
Microsoft Corp.	100,000	2,721,000
Nokia Corp. - ADR	125,000	2,590,000
		8,939,680
MATERIALS – 14.7%
Alcoa, Inc.	60,000	1,833,600
Ball Corp.	49,000	2,147,670
Cemex S.A. de C.V. - ADR (a)	47,664	3,111,506
Dow Chemical Co. (The)	61,000	2,476,600
Praxair, Inc.	56,900	3,138,035
Tronox, Inc. - Class B*	4,033	68,517
Weyerhaeuser Co.	23,400	1,694,862
		14,470,790

	SHARES	VALUE
TELECOMMUNICATIONS – 6.3%
AT&T, Inc.	90,000	$2,433,600
Telefonos de Mexico S.A. de C.V. - ADR (a)	63,000	1,416,240
Verizon Communications, Inc.	70,000	2,384,200
		6,234,040
UTILITIES – 5.7%
Exelon Corp. (a)	40,000	2,116,000
FPL Group, Inc.	37,600	1,509,264
PPL Corp.	68,000	1,999,200
		5,624,464
Total Common Stocks (Cost $75,227,106)		96,549,625
	PRINCIPAL AMOUNT
REPURCHASE AGREEMENT – 3.3%
Bear Stearns & Co., Inc., 4.60%, Due 4/3/06, Repurchase price $3,272,849, Collateralized by $5,625,000 U.S. Treasury Strips, 0.00%, Due 8/15/16 (Value $3,369,431)	$3,271,595	3,271,595
Total Repurchase Agreement (Cost $3,271,595)		3,271,595
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING – 2.1%
Bear Stearns & Co., Inc., 4.60%, Due 4/3/06, Repurchase price $2,059,468, Collateralized by $3,540,000 U.S. Treasury Strips, 0.00%, Due 8/15/16 (Value $2,120,495)	2,058,679	2,058,679
Total Repurchase Agreement Held As Collateral For Securities Lending (Cost $2,058,679)		2,058,679

Total Investments (Cost $80,557,380)	103.7%	$101,879,899
Liabilities in excess of other assets	(3.7)%	(3,613,604)
Net Assets	100.0%	$98,266,295

*  Denotes non-income producing security.

(a)  All or part of this security has been loaned as of March 31, 2006.

ADR - American Depositary Receipt

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS

EMERGING GROWTH EQUITY FUND

March 31, 2006 (Unaudited)

	SHARES	VALUE
COMMON STOCKS – 97.6%
CONSUMER DISCRETIONARY – 16.5%
Acco Brands Corp.*	10,300	$228,660
Arkansas Best Corp. (a)	6,200	242,544
Beazer Homes USA, Inc.	4,950	325,215
Bluegreen Corp.*	9,000	118,980
Cato Corp. (The)	18,850	449,761
Central Garden & Pet Co.* (a)	5,400	286,956
Charming Shoppes, Inc.* (a)	39,150	582,160
CNS, Inc. (a)	13,300	286,482
Courier Corp. (a)	5,020	222,587
Domino's Pizza, Inc.	9,900	282,645
Elizabeth Arden, Inc.* (a)	11,300	263,516
Emmis Communications Corp., Class A* (a)	20,500	328,000
Genesco, Inc.*	10,950	425,846
Guitar Center, Inc.* (a)	3,300	157,410
Hewitt Associates, Inc., Class A*	7,100	211,154
Interline Brands, Inc.* (a)	10,200	257,346
International Speedway Corp., Class A	6,280	319,652
Jack in the Box, Inc.* (a)	11,450	498,075
John H. Harland Co.	5,000	196,500
Journal Communications, Inc. (a)	22,000	272,800
Journal Register Co.	21,850	266,133
Lions Gate Entertainment Corp.* (a)	11,400	115,710
McGrath RentCorp (a)	9,750	293,085
Meredith Corp. (a)	7,580	422,888
Modine Manufacturing Co. (a)	10,100	297,950
Navigant Consulting, Inc.* (a)	14,800	315,980
Pacific Sunwear of California, Inc.*	7,900	175,064
Payless ShoeSource, Inc.*	14,100	322,749
Playboy Enterprises, Inc., Class B* (a)	14,150	200,930
RC2 Corp.*	4,700	187,107
Reader's Digest Association, Inc. (The) (a)	10,800	159,300
Ritchie Bros. Auctioneers, Inc.	5,770	285,615
Ruby Tuesday, Inc. (a)	9,860	316,309
Steak n Shake Co. (The)* (a)	19,070	402,377
Technical Olympic USA, Inc. (a)	13,325	271,164
United Stationers, Inc.*	6,400	339,840
USA Truck, Inc.* (a)	9,500	233,890
Winnebago Industries, Inc. (a)	4,100	124,394
		10,686,774
CONSUMER STAPLES – 2.6%
Carolina Group	12,350	583,784
Pantry, Inc. (The)* (a)	3,800	237,082
Phillips-Van Heusen Corp.	8,200	313,322
Spartan Stores, Inc.	8,800	112,200
Tootsie Roll Industries, Inc.	6,445	188,637
Warnaco Group, Inc. (The)*	12,100	290,400
		1,725,425
ENERGY – 8.9%
Berry Petroleum Co., Class A	4,000	273,800
Bristow Group, Inc.*	7,290	225,261
CARBO Ceramics, Inc. (a)	7,900	449,589
El Paso Electric Co.*	9,100	173,264
Frontier Oil Corp.	17,500	1,038,624
Giant Industries, Inc.* (a)	4,500	312,930

	SHARES	VALUE
ENERGY (Continued)
Grey Wolf, Inc.*	36,600	$272,304
GulfMark Offshore, Inc.*	5,450	151,510
Holly Corp.	5,350	396,542
Hydril Co.*	3,200	249,440
Lone Star Technologies, Inc.*	5,950	329,690
Parker Drilling Co.*	23,350	216,455
St. Mary Land & Exploration Co.	5,400	220,482
TETRA Technologies, Inc.* (a)	11,100	522,144
Trico Marine Services, Inc.*	8,100	261,630
Veritas DGC, Inc.*	7,100	322,269
W&T Offshore, Inc.	9,750	393,023
		5,808,957
FINANCIALS – 14.6%
ACE Cash Express, Inc.* (a)	2,300	57,247
American Equity Investment Life Holding Co. (a)	10,900	156,306
Amerisafe, Inc.* (a)	11,700	140,400
Arbor Realty Trust, Inc.	9,000	242,910
Aspen Technology, Inc.*	16,600	209,990
Asset Acceptance Capital Corp.*	3,100	60,357
Assured Guaranty Ltd.	6,670	166,750
Boston Private Financial Holdings, Inc.	9,960	336,548
Capitol Bancorp Ltd. (a)	4,100	191,675
Cash America International, Inc.	7,400	222,148
CBIZ, Inc.*	23,300	186,400
Columbia Banking System, Inc. (a)	3,600	120,456
CompuCredit Corp.*	300	11,043
Corus Bankshares, Inc. (a)	4,530	269,263
Ennis, Inc. (a)	10,350	201,825
Equity Inns, Inc.	19,450	315,090
EZCORP, Inc., Class A*	13,450	397,044
Financial Federal Corp.	11,460	335,778
Greater Bay Bancorp	4,000	110,960
Hancock Holding Co.	6,700	311,684
Hanmi Financial Corp.	15,340	277,040
Harleysville Group, Inc.	7,600	225,644
Hilb Rogal & Hobbs Co. (a)	6,020	248,144
Investment Technology Group, Inc.*	2,700	134,460
ITLA Capital Corp. (a)	2,900	139,838
Jones Lang LaSalle, Inc. (a)	5,900	451,586
LandAmerica Financial Group, Inc.	4,000	271,400
Lazard Ltd., Class A (a)	3,700	163,725
LTC Properties, Inc.	11,750	273,305
Municipal Mortgage & Equity LLC (a)	4,600	121,900
National Financial Partners Corp. (a)	6,600	373,032
Placer Sierra Bancshares	8,900	254,095
Safety Insurance Group, Inc.	10,150	463,450
Selective Insurance Group, Inc.	1,800	95,400
State Auto Financial Corp. (a)	2,800	94,388
Texas Capital Bancshares, Inc.*	5,300	127,200
TierOne Corp.	8,350	283,483
Umpqua Holdings Corp. (a)	6,500	185,250
W.P. Stewart & Co., Ltd.	9,300	196,044
Wilshire Bancorp, Inc.	7,200	133,848
Wintrust Financial Corp.	7,580	440,929
World Acceptance Corp.*	5,600	153,440
Zenith National Insurance Corp.	8,070	388,409
		9,539,884

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

EMERGING GROWTH EQUITY FUND (CONTINUED)

March 31, 2006 (Unaudited)

	SHARES	VALUE
HEALTH CARE – 12.1%
Alpharma, Inc., Class A	10,150	$272,223
Amedisys, Inc.* (a)	6,000	208,500
Apria Healthcare Group, Inc.*	8,080	185,678
Chattem, Inc.*	4,150	156,248
Computer Programs & Systems, Inc.	5,600	280,000
Dade Behring Holdings, Inc.	6,050	216,046
Geron Corp.* (a)	41,800	347,358
Haemonetics Corp.*	5,800	294,466
HealthSpring, Inc.* (a)	5,200	96,772
ICOS Corp.* (a)	9,100	200,655
ICU Medical, Inc.* (a)	4,350	157,427
K-V Pharmaceutical Co., Class A* (a)	17,770	428,612
LCA-Vision, Inc.	4,200	210,462
Medarex, Inc.*	28,100	371,482
OSI Pharmaceuticals, Inc.*	2,900	93,090
Pediatrix Medical Group, Inc.*	4,000	410,560
PSS World Medical, Inc.*	17,000	327,930
Respironics, Inc.* (a)	8,350	324,899
Rockwood Holdings, Inc.*	12,400	285,448
STERIS Corp.	12,670	312,696
Sybron Dental Specialties, Inc.*	1,500	61,860
Techne Corp.* (a)	11,420	686,798
Tripath Imaging, Inc.*	36,700	256,166
Ventiv Health, Inc.* (a)	15,000	498,299
Viropharma, Inc.*	12,200	154,940
Vital Signs, Inc. (a)	3,300	181,269
WellCare Health Plans, Inc.*	8,100	368,064
Young Innovations, Inc.	11,700	427,284
Zoll Medical Corp.*	3,300	86,922
		7,902,154
INDUSTRIALS – 20.9%
AAR Corp.* (a)	9,200	262,016
Accuride Corp.*	15,120	173,880
BE Aerospace, Inc.*	4,300	108,016
Bucyrus Intl., Inc. Class A	12,600	607,193
Building Materials Holding Corp. (a)	6,400	228,096
Celadon Group, Inc.*	16,425	359,543
CLARCOR, Inc. (a)	12,360	440,016
Clean Harbors, Inc.*	13,050	387,194
Commercial Metals Co. (a)	9,900	529,551
Drew Industries, Inc.* (a)	6,600	234,630
Earle M. Jorgensen Co.*	18,700	283,305
Forward Air Corp. (a)	9,550	356,120
FreightCar America, Inc.	8,800	559,680
G&K Services, Inc., Class A (a)	11,680	496,867
Genlyte Group, Inc.*	3,000	204,420
H&E Equipment Services, Inc.*	5,500	160,160
Heartland Express, Inc.	15,770	343,628
Hub Group, Inc., Class A*	6,500	296,270
IDEX Corp.	10,900	568,652
JLG Industries, Inc.	16,400	504,956
Korn/Ferry International*	13,000	265,070
Lamson & Sessions Co.* (a)	13,350	371,531
Landauer, Inc.	5,950	298,809
Landstar System, Inc. (a)	10,850	478,702
Lennox International, Inc. (a)	5,900	176,174

	SHARES	VALUE
INDUSTRIALS (Continued)
Middleby Corp. (The)*	4,300	$359,996
MSC Industrial Direct Co., Inc., Class A (a)	9,150	494,283
MWI Veterinary Supply, Inc.* (a)	4,600	151,340
Plexus Corp.*	11,900	447,083
Regal-Beloit Corp. (a)	7,210	304,767
Rollins, Inc.	19,500	394,680
Steelcase, Inc., Class A	8,900	160,200
Stericycle, Inc.*	5,290	357,710
Swift Transportation Co., Inc.*	8,000	173,840
Terex Corp.*	7,850	622,033
Triquint Semiconductor, Inc.*	44,400	218,448
Universal Technical Institute, Inc.* (a)	7,200	216,720
USG Corp.*	5,250	498,540
Waste Connections, Inc.*	7,010	279,068
Watson Wyatt & Co. Holdings	6,620	215,680
		13,588,867
INFORMATION TECHNOLOGY – 14.3%
ADTRAN, Inc.	11,100	290,598
Argon ST, Inc.* (a)	9,500	318,535
Ariba, Inc.*	12,300	120,294
Arris Group, Inc.*	9,100	125,216
Atmel Corp.*	47,100	222,312
Avocent Corp.*	7,963	252,746
Benchmark Electronics, Inc.*	3,900	149,565
CommScope, Inc.*	12,800	365,440
Conexant Systems, Inc.*	53,950	186,128
ECI Telecom Ltd.*	23,250	263,423
Exar Corp.*	11,100	158,508
Extreme Networks, Inc.*	34,900	175,198
FactSet Research Systems, Inc.	2,920	129,502
Genesis Microchip, Inc.*	2,250	38,340
Imation Corp.	5,150	220,987
Intevac, Inc.*	9,200	264,776
Itron, Inc.*	3,430	205,286
j2 Global Communications, Inc.*	8,200	385,400
Kanbay International, Inc.* (a)	10,800	164,808
Komag, Inc.* (a)	11,400	542,639
Kulicke & Soffa Industries, Inc.*	14,300	136,422
LoJack Corp.*	9,790	234,764
M-Systems Flash Disk Pioneers Ltd.* (a)	4,500	116,370
McDATA Corp.* (a)	43,250	199,815
Methode Electronics, Inc., Class A	13,840	150,718
Ness Technologies, Inc.*	10,200	128,418
OmniVision Technologies, Inc.*	7,600	229,520
ON Semiconductor Corp.* (a)	43,100	312,906
Online Resources & Commmunications Corp.*	800	10,400
Parametric Technology Corp.*	22,580	368,731
Photronics, Inc.* (a)	15,800	296,408
Plantronics, Inc. (a)	11,820	418,783
Powerwave Technologies, Inc.*	13,200	178,068
ScanSource, Inc.* (a)	7,370	445,221
SPSS, Inc.* (a)	15,600	493,895
Standard Microsystems Corp.*	6,100	158,478
Stratex Networks, Inc.* (a)	19,700	121,155
Sybase, Inc.*	17,750	374,880
Zoran Corp.*	17,200	376,336
		9,330,989

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

EMERGING GROWTH EQUITY FUND (CONTINUED)

March 31, 2006 (Unaudited)

	SHARES	VALUE
MATERIALS – 6.5%
Actuant Corp., Class A	6,600	$404,052
AMCOL International Corp.	8,110	233,568
Cabot Microelectronics Corp.* (a)	8,350	309,785
Cleveland - Cliffs, Inc.	4,100	357,192
Eagle Materials, Inc. (a)	12,450	793,812
Gerdau Ameristeel Corp. (a)	29,200	271,560
H.B. Fuller Co. (a)	7,450	382,483
Kennametal, Inc. (a)	10,050	614,457
Quanex Corp.	7,750	516,383
Spartech Corp. (a)	10,430	250,320
Westlake Chemical Corp.	3,200	110,560
		4,244,172
TELECOMMUNICATIONS – 0.3%
Dobson Communications Corp., Class A*	22,250	178,445
UTILITIES – 0.9%
Cleco Corp. (a)	12,000	267,960
Energen Corp.	9,850	344,750
		612,710
Total Common Stocks (Cost $48,891,856)		63,618,377
	PRINCIPAL AMOUNT
REPURCHASE AGREEMENT – 2.2%
Bear Stearns & Co., Inc., 4.60%, Due 4/3/06, Repurchase price $1,467,684, Collateralized by $1,260,000 U.S. Treasury Strips, 0.00%, Due 8/15/16 (Value $754,753) & Collateralized by $1,280,000 U.S. Treasury Strips, 0.00%, Due 11/15/16 (Value $759,078)	$1,467,122	1,467,122
Total Repurchase Agreement (Cost $1,467,122)		1,467,122
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING – 20.7%
Bear Stearns & Co., Inc., 4.60%, Due 4/3/06, Repurchase price $13,542,464, Collateralized by $22,765,000 U.S. Treasury Strips, 0.00%, Due 8/15/16 (Value $13,636,463) & Collateralized by $505,000 U.S. Treasury Strips, 0.00%, Due 11/15/16 (Value $299,480)	13,537,275	13,537,275
Total Repurchase Agreement Held As Collateral For Securities Lending (Cost $13,537,275)		13,537,275

Total Investments (Cost $63,896,253)	120.5%	$78,622,774
Liabilities in excess of other assets	(20.5)%	(13,359,246)
Net Assets	100.0%	$65,263,528

*  Denotes non-income producing security.

(a)  All or part of this security has been loaned as of March 31, 2006.

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS

INTERNATIONAL EQUITY FUND

March 31, 2006 (Unaudited)

	SHARES	VALUE
COMMON STOCKS – 96.2%
AUSTRALIA – 2.5%
BHP Billiton Ltd.	16,964	$339,953
Brambles Industries Ltd.	8,096	62,289
CSL Ltd.	3,662	143,363
Macquarie Airports	138,526	334,113
Newcrest Mining Ltd.	33,452	559,755
Patrick Corp. Ltd.	21,942	126,574
Rio Tinto Ltd.	4,876	275,168
		1,841,215
AUSTRIA – 3.8%
Erste Bank der Oesterreichischen Sparkassen AG	6,524	382,530
Flughafen Wien AG	1,148	89,902
Immofinanz Immobilien Anlagen AG*	50,359	522,328
OMV AG	12,004	802,895
Raiffeisen International Bank Holding AG*	4,531	386,509
Telekom Austria AG	10,768	253,775
Wiener Staedtische Allgemeine Versicherung AG	2,154	133,110
Wienerberger AG	3,806	191,386
		2,762,435
BELGIUM – 2.0%
Almancora Comm. VA	1,241	156,386
Fortis	9,185	328,095
InBev NV	1,639	76,857
KBC Groep NV	8,001	858,958
		1,420,296
BRAZIL – 0.1%
Aracruz Celulose SA - ADR (a)	1,450	76,763
CANADA – 0.4%
Barrick Gold Corp.	2,884	78,473
Bema Gold Corp.*	20,442	90,339
Centerra Gold, Inc.*	452	14,935
Eldorado Gold Corp.*	9,413	45,469
Ivanhoe Mines Ltd.*	2,062	19,603
Research In Motion Ltd.*	516	43,798
		292,617
CHINA – 1.4%
China Life Insurance Co. Ltd., Class H*	259,837	328,191
China Merchants Holdings International Co. Ltd.	124,494	359,416
China Netcom Group Corp.	37,619	66,424
Dongfeng Motor Corp., Class H*	273,666	119,922
Weiqiao Textile Co. Ltd., Class H	37,500	56,790
Wumart Stores, Inc., Class H	30,894	107,507
		1,038,250
CZECH REPUBLIC – 1.1%
Komercni Banka AS - GDR	18,448	830,160
DENMARK – 0.4%
Alk-Abello A/S, Class B*	525	76,915
Bryggerigruppen A/S	530	53,802
Novo Nordisk A/S, Class B	608	37,822
Vestas Wind Systems A/S*	4,713	117,504
		286,043

	SHARES	VALUE
FINLAND – 1.9%
Fortum Oyj	22,588	$569,839
Nokia Oyj, Class A	20,782	430,099
Sampo Oyj, Class A	5,341	112,413
SanomaWSOY Oyj, Class B	2,822	75,124
Stockmann Oyj Abp, Class B	1,540	61,728
Wartsila Corp., Class B	915	33,926
YIT Oyj	4,524	122,681
		1,405,810
FRANCE – 11.1%
Accor SA	601	34,642
Alstom*	854	71,607
Atos Origin SA*	1,028	76,170
BNP Paribas SA	5,053	469,305
Bouygues SA	6,635	352,536
Compagnie de Saint-Gobain	2,130	148,790
Electricite de France*	9,856	558,907
Eurazeo	576	69,410
Generale de Sante	1,792	60,798
JC Decaux SA*	2,847	77,032
L'Air Liquide SA	2,054	427,580
LaFarge SA	6,775	767,563
Lagardere S.C.A.	855	66,770
LVMH Moet Hennessy Louis Vuitton SA	8,332	816,754
Pernod Ricard	1,853	354,977
Pinault-Printemps-Redoute SA	2,457	296,672
Publicis Groupe	1,878	73,273
Renault SA	3,704	393,832
Safran SA	3,959	100,355
Sanofi-Aventis SA	10,103	960,978
Schneider Electric SA	1,078	116,383
Societe Generale	1,342	201,798
Societe Television Francaise	6,653	201,535
Suez SA	4,372	172,276
Total Fina SA, Class B	2,930	772,893
Vinci SA	2,385	235,093
Vivendi Universal SA	3,084	105,903
		7,983,832
GERMANY – 9.9%
Adidas - Salomon AG	321	63,528
Commerzbank AG	13,995	556,890
Continental AG	802	88,481
DaimlerChrysler AG	4,992	286,773
Deutsche Bank AG	3,872	441,722
Deutsche Boerse AG	2,694	388,485
Deutsche Post AG	12,906	322,277
Deutsche Postbank AG	1,299	94,298
E.On AG	2,884	317,478
Fraport AG	14,532	1,110,207
Fresenius AG	736	124,817
Fresenius Medical Care AG (a)	2,834	338,588
Henkel KGaA	1,484	159,856
Henkel KGaA, Preferred Shares	212	24,799
Hochtief AG	3,861	218,853
Hypo Real Estate Holding AG	4,833	332,042
IVG Immobilien AG	13,409	403,266
Karstadt Quelle AG* (a)	2,494	58,082
Linde AG	2,219	192,568

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

INTERNATIONAL EQUITY FUND (CONTINUED)

March 31, 2006 (Unaudited)

	SHARES	VALUE
GERMANY (Continued)
Man AG	666	$46,321
Merck KGaA	1,384	131,509
Muenchener Rueckver AG	525	74,492
Prosieben Sat. 1 Media AG, Preferred Shares	12,952	337,104
Puma AG*	98	37,039
RWE AG	2,128	185,393
SAP AG	170	36,934
Siemens AG	6,382	594,903
SolarWorld AG	584	153,400
		7,120,105
GREECE – 1.2%
Alpha Bank A.E.	2,830	104,519
Bank of Cyprus Ltd.	33,895	284,207
Hellenic Telecommunication Organization SA*	10,981	244,824
National Bank of Greece SA	4,648	218,520
		852,070
HONG KONG – 1.3%
China Resources Enterprise Ltd.	50,259	103,643
Clear Media Ltd.*	42,000	48,718
Galaxy Entertainment Group Ltd.	86,769	76,045
Hutchison Telecommunications International Ltd.*	52,659	89,927
Shun Tak Holdings Ltd.	321,022	459,259
Texwinca Holdings Ltd.	48,000	36,809
Yue Yuen Industrial Holdings Ltd.	34,123	100,492
		914,893
HUNGARY – 0.6%
Egis Rt.*	461	69,889
Matav Rt.	28,781	128,916
OTP Bank Rt.	5,862	203,458
		402,263
INDIA – 0.0%
State Bank of India - GDR	407	21,673
INDONESIA – 0.2%
PT Indofood Sukses Makmur Tbk.	200,000	19,621
PT Telekomunikasi Indonesia Tbk., Class B	156,368	118,931
		138,552
IRELAND – 0.2%
Dragon Oil Plc*	38,449	139,598
ITALY – 5.1%
Assicurazioni Generali SpA	6,047	227,727
Banca Intesa SpA	36,446	217,716
Banca Intesa SpA, Non-Convertible Shares	47,614	269,429
Banca Popolare dell'Emilia Romagna Scrl	906	50,169
Banca Popolare di Sondrio Scrl*	1,882	30,307
Banca Popolare Italiana	14,247	150,706
Banche Popolari Unite Scrl	8,639	209,461
Banco Popolare di Verona	5,496	145,443
Banco Popolare di Verona e Novara Scrl	27,191	320,906
Beni Stabili SpA	24,419	27,502
Bulgari SpA	3,122	37,564
Buzzi Unicem SpA	9,616	229,188
Capitalia SpA	37,831	314,460
Cassa di Risparmio di Firenze SpA	64,841	226,864
Credito Emiliano SpA	16,531	226,946

	SHARES	VALUE
ITALY (Continued)
Finmeccanica SpA	3,225	$73,231
Geox SpA	6,537	87,130
Luxottica Group SpA	2,332	64,199
Parmalat SpA*	20,456	64,445
UniCredito Italiano SpA	103,056	744,240
		3,717,633
JAPAN – 13.4%
Aeon Credit Service Co. Ltd.	3,700	111,931
Aiful Corp.	2,350	155,562
Aisin Seiki Co. Ltd.	2,700	105,082
Bank of Fukuoka Ltd. (The)	4,000	33,753
Bank of Yokohama Ltd. (The)	9,000	73,725
Canon, Inc.	5,400	357,460
Chiba Bank Ltd.	3,000	26,691
Credit Saison Co. Ltd.	4,200	232,342
Dai Nippon Printing Co. Ltd.	6,000	108,600
Daikin Industries Ltd.	2,300	80,523
Daiwa Securities Group, Inc.	11,000	147,595
Denso Corp.	5,600	221,278
Dentsu, Inc.	22	79,827
East Japan Railway Co.	20	148,198
Eisai Co. Ltd.	1,300	56,671
Exedy Corp.	1,000	32,376
Fanuc Ltd.	1,200	115,534
Fuji Television Network, Inc.	62	154,895
Fujitsu Ltd.	4,000	33,753
Gunma Bank Ltd. (The)	5,000	37,814
Honda Motor Co. Ltd.	5,700	353,102
Hoya Corp.	1,700	68,618
Ibiden Co. Ltd.	900	45,505
Itochu Corp.	12,000	103,093
Jafco Co. Ltd.	900	67,913
Japan Tobacco, Inc.	54	189,973
JS Group Corp.	1,632	35,086
JSR Corp.	2,336	69,477
Keyence Corp.	110	28,603
Koito Manufacturing Co. Ltd.	4,000	56,152
Kubota Corp.	3,568	38,506
Kyocera Corp.	800	70,836
Leopalace21 Corp.	1,032	38,761
Makita Corp.	1,245	38,404
Matsushita Electric Industrial Co. Ltd.	26,000	577,752
Mitsubishi Tokyo Financial Group, Inc.	49	750,408
Mitsubishi UFJ Securities Co. Ltd.	7,000	112,424
Mitsui Fudosan Co. Ltd.	3,901	89,669
Mizuho Financial Group, Inc.	49	400,977
NGK Spark Plug Co. Ltd.	4,000	93,304
NHK Spring Co. Ltd.	5,820	73,690
Nikko Cordial Corp.	3,948	65,420
Nintendo Co. Ltd.	200	29,912
Nippon Electric Glass Co. Ltd.	2,000	49,796
Nissan Chemical Industries Ltd.	2,000	33,956
Nissan Motor Co. Ltd.	6,000	71,278
Nitto Denko Corp.	3,000	254,673
NOK Corp.	2,200	59,262
Nomura Holdings, Inc.	12,908	287,929
NSK Ltd.	5,000	43,423
Orix Corp.	400	124,575

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

INTERNATIONAL EQUITY FUND (CONTINUED)

March 31, 2006 (Unaudited)

	SHARES	VALUE
JAPAN (Continued)
Ricoh Co. Ltd.	7,000	$136,812
Secom Co. Ltd.	1,500	76,734
Sega Sammy Holdings, Inc.	1,600	64,990
Seven & I Holdings Co. Ltd.	3,740	148,100
Sharp Corp.	8,000	141,739
Sony Corp.	7,912	366,420
Stanley Electric Co. Ltd.	3,400	72,519
Sumitomo Chemical Co. Ltd.	14,000	113,970
Sumitomo Corp.	5,508	78,445
Sumitomo Metal Industries Ltd.	15,783	67,730
Sumitomo Mitsui Financial Group, Inc.	27	298,266
Sumitomo Trust & Banking Co. Ltd.	9,000	104,164
Suzuki Motor Corp.	5,200	119,528
Takeda Pharmaceutical Co. Ltd.	1,600	91,230
Teijin Ltd.	5,000	33,268
Toppan Printing Co. Ltd.	3,000	41,604
Toray Industries, Inc.	5,000	40,959
Toyota Motor Corp.	13,100	715,779
Yamada Denki Co. Ltd.	600	69,188
Yamaha Motor Co. Ltd.	4,000	98,912
Yamato Holdings Co. Ltd.	3,179	65,104
Yokogawa Electric Corp.	3,800	67,650
		9,649,198
LUXEMBOURG – 0.2%
Millicom International Cellular SA*	3,626	170,748
MEXICO – 0.7%
Consorcio, ARA S.A. de C.V.	500	2,224
Fomento Economico Mexicano S.A. de C.V.	10,666	98,327
Fomento Economico Mexicano S.A. de C.V. - ADR	2,772	254,082
Grupo Financiero Banorte S.A. de C.V., Class O	59,840	141,900
Urbi Desarrollos Urbanos S.A. de C.V.*	5,028	38,089
		534,622
NETHERLANDS – 2.9%
Euronext NV	3,744	308,715
Heineken NV	2,009	76,242
ING Groep NV	11,838	467,616
Koninklijke Numico NV*	2,561	113,296
Koninklijke Philips Electronics NV	5,513	186,307
Koninklijke KPN NV	14,436	162,676
Randstad Holding NV	1,883	111,594
TPG NV	12,578	435,427
Unilever NV	1,559	108,242
Vedior NV	3,686	72,220
VNU NV	1,928	62,679
		2,105,014
NEW ZEALAND – 0.1%
Auckland International Airport Ltd.	45,737	57,419
NORWAY – 2.1%
Acta Holding ASA	12,500	49,804
DNB Holding ASA	10,922	147,139
Norsk Hydro ASA	4,021	557,356
Orkla ASA	5,389	267,365
Statoil ASA	15,897	458,658
Telenor ASA	3,200	34,439
		1,514,761

	SHARES	VALUE
PHILIPPINES – 0.1%
Philippine Long Distance Telephone Co.	2,059	$77,550
POLAND – 3.7%
Agora SA	3,302	50,345
Bank BPH	1,006	241,894
Bank Pekao SA	16,079	949,772
Budimex SA*	4,286	61,238
CCC SA*	4,128	48,384
Inter Cars SA	2,808	22,926
PKO Bank Polski SA	102,443	1,099,358
Telekomunikacja Polska SA	24,318	166,206
ZM Duda SA*	9,888	41,283
		2,681,406
PORTUGAL – 0.1%
Jeronimo Martins SGPS SA	1,358	23,481
Portugal Telecom SGPS SA	6,613	80,210
		103,691
RUSSIA – 5.0%
Gazprom - ADR (a)	9,018	825,146
Lukoil - ADR	5,849	487,222
Mining and Metallurgical Co. Norilsk Nickel - ADR	3,142	296,291
NovaTek OAO	52	189,800
Polyus Gold - ADR* (b)	4,473	156,555
RAO Unified Energy System - GDR*	9,628	656,918
Sberbank RF	589	865,830
TNK-BP*	39,886	123,647
		3,601,409
SOUTH AFRICA – 0.0%
MTN Group Ltd.	3,246	32,431
SOUTH KOREA – 1.1%
Hyundai Motor Co. Ltd.	1,660	139,629
NHN Corp.*	288	88,953
Samsung Electronics Co. Ltd.	858	556,512
		785,094
SPAIN – 1.2%
Banco Bilbao Vizcaya Argentaria SA	19,547	407,857
Corporacion Mapfre SA	7,567	154,129
Grupo Empresarial Ence SA	2,441	83,704
Inditex	6,085	234,835
		880,525
SWEDEN – 3.2%
Autoliv, Inc.	1,619	91,921
Ericsson LM, Class B	28,000	106,463
ForeningsSparbanken AB	16,946	477,803
Getinge AB, Class B	7,213	116,744
Hennes & Mauritz AB, Class B	1,350	49,249
Modern Times Group, Class B*	4,235	199,104
Nordea Bank AB	38,169	471,909
Securitas AB, Class B	1,836	35,376
Skandinaviska Enskilda Banken AB, Class A	21,363	529,622
Skanska AB, Class B	13,011	213,093
TeliaSonera AB	3,500	20,996
		2,312,280

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

INTERNATIONAL EQUITY FUND (CONTINUED)

March 31, 2006 (Unaudited)

	SHARES	VALUE
SWITZERLAND – 6.1%
Adecco SA	3,618	$202,234
BKW FMB Energie AG*	277	24,867
Compagnie Financiere Richmont AG, Class A	8,330	399,467
Credit Suisse Group	8,001	449,070
Holcim Ltd.	9,499	756,538
Nestle SA	1,791	531,817
Novartis AG	12,376	688,451
Roche Holding AG	4,539	675,992
SGS SA	124	114,933
Swatch Group AG (The), Class B	2,616	439,379
Syngenta AG*	997	140,145
Unique Zurich Airport*	108	22,374
		4,445,267
TURKEY – 3.3%
Akbank T.A.S.	58,073	488,808
Dogan Sirketler Grubu Holding AS*	71,417	327,161
Enka Insaat ve Sanayi AS	2,710	37,143
Haci Omer Sabanci Holding AS	66,367	469,636
Turkiye Garanti Bankasi AS*	107,199	399,251
Turkiye Is Bankasi, Class C	76,128	635,110
Turkiye Vakiflar Bankasi T.A.O.*	11,692	64,012
		2,421,121
UNITED KINGDOM – 9.2%
Aegis Group Plc	28,679	68,130
Anglo American Plc	11,215	432,126
Associated British Ports Holdings Plc	12,738	160,099
BAA Plc	36,103	519,932
BAE Systems Plc	12,547	91,709
BG Group Plc	5,804	72,545
BP Plc	5,317	61,054
Burberry Group Plc	16,490	132,776
Compass Group Plc	52,315	207,437
Diageo Plc	36,112	568,681
GlaxoSmithKline Plc	30,711	802,933
Highland Gold Mining Ltd.	7,326	34,108
Imperial Tobacco Group Plc	2,347	69,598
Kazakhmys Plc*	3,105	58,147
London Stock Exchange Plc	5,790	106,216
Lonmin Plc	950	43,948
Peter Hambro Mining Plc*	5,631	133,233
Prudential Corp. Plc	13,693	158,782
Reckitt Benckiser Plc	9,975	351,076
Rio Tinto Plc	1,447	73,451
Rolls-Royce Group Plc	27,163	216,119
Rolls-Royce Group Plc, Class B	1,461,364	2,539
SABMiller Plc	3,259	64,315
Scottish & Newcastle Plc	14,248	128,708
Smith & Nephew Plc	14,318	127,102
Smiths Group Plc	3,083	52,647
Tesco Plc	73,816	423,169
Vodafone Group Plc	399,527	836,339
William Hill Plc	12,972	135,097
Wolseley Plc	8,247	202,579
WPP Group Plc	23,790	285,369
		6,619,964

	SHARES	VALUE
UNITED STATES – 0.6%
News Corp., Class B (a)	19,404	$340,734
Synthes, Inc.	852	93,483
		434,217
Total Common Stocks (Cost $55,397,509)		69,670,925
WARRANTS – 1.5%
INDIA – 1.5%
Bharti Tele-Ventures Ltd., Expires 5/31/10*	63,341	581,565
State Bank of India, Expires 1/19/09*	2,413	52,507
State Bank of India, Expires 6/17/08*	21,445	462,009
		1,096,081
SWITZERLAND – 0.0%
Syngenta AG, Expires 5/22/06	997	1,255
Total Warrants (Cost $984,105)		1,097,336
RIGHTS – 0.0%
FRANCE – 0.0%
Vinci SA, Expires 4/13/06	2,385	5,115
Total Rights (Cost $31,178)		5,115
	PRINCIPAL AMOUNT
REPURCHASE AGREEMENT – 1.8%
UNITED STATES – 1.8%
Bear Stearns & Co., Inc., 4.60%, Due 4/3/06, Repurchase price $1,275,049, Collateralized by $2,170,000 U.S. Treasury Strips, 0.00%, Due 8/15/16 (Value $1,299,852)	$1,274,560	1,274,560
Total Repurchase Agreement (Cost $1,274,560)		1,274,560
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING – 2.0%
UNITED STATES – 2.0%
Bear Stearns & Co., Inc., 4.60%, Due 4/3/06, Repurchase price $1,477,854, Collateralized by $2,540,000 U.S. Treasury Strips, 0.00%, Due 8/15/16 (Value $1,521,485)	1,477,288	1,477,288
Total Repurchase Agreement Held As Collateral For Securities Lending (Cost $1,477,288)		1,477,288

Total Investments (Cost $59,164,640)	101.5%	$73,525,224
Liabilities in excess of other assets	(1.5)%	(1,091,275)
Net Assets	100.0%	$72,433,949

*  Denotes non-income producing security.

(a)  All or part of this security has been loaned as of March 31, 2006.

(b)  Fair valued security under procedures established by the Board of Trustees.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

INTERNATIONAL EQUITY FUND (CONTINUED)

March 31, 2006 (Unaudited)

SECTOR DIVERSIFICATION AS OF MARCH 31, 2006
SECTOR	PERCENT OF NET ASSETS
Consumer Discretionary	14.1%
Consumer Staples	6.0
Energy	6.2
Financials	34.5
Health Care	6.3
Industrials	11.6
Information Technology	3.4
Materials	8.3
Telecommunications	3.9
Utilities	3.4
Short-Term Investments	3.8
Total Investments	101.5%
Liabilities in excess of other assets	(1.5)
Total	100.00%

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS

ACTIVELY MANAGED BOND FUND

March 31, 2006 (Unaudited)

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS – 8.4%
ChevronTexaco Corp., 7.09%, 2/1/07	$600,000	$607,542
Citigroup, Inc., 6.50%, 1/18/11	500,000	521,837
Financing Corp., 9.40%, 2/8/18	100,000	135,050
General Electric Capital Corp., Medium Term Note, 4.63%, 8/5/25	400,000	366,694
JP Morgan & Co., Inc., Medium Term Note, 0.00%, 4/24/27	2,201,000	412,615
Merrill Lynch & Co., Inc., Medium Term Note, 0.00%, 2/25/27	4,300,000	823,295
Morgan Stanley Dean Witter, 5.30%, 3/1/13 (a)	1,000,000	977,992
Public Service Electric & Gas, 6.38%, 5/1/08	525,000	534,409
Transamerica Financial Corp., 0.00%, 9/1/12	3,000,000	2,059,025
US Bank N.A., 6.38%, 8/1/11 (a)	1,000,000	1,042,257
US Bank N.A., 6.30%, 2/4/14 (a)	1,500,000	1,566,942
Total Corporate Bonds (Cost $8,818,348)		9,047,658
MORTGAGE-BACKED SECURITIES – 15.1%
Bank of America Corp., Remic 03-5 1A38, 5.50%, 7/25/33	1,000,000	963,987
Bank of America Mortgage Securities, Inc., Remic 04-3 1A24, 5.50%, 4/25/34	1,000,000	957,949
Countrywide Alternative Loan Trust, Remic 05-35CB 2A2, 5.50%, 9/25/35	1,124,334	1,102,526
Countrywide Alternative Loan Trust, Remic 05-55CB 2A2, 5.50%, 11/25/35	1,438,573	1,406,786
Countrywide Alternative Loan Trust, Remic 05-57CB 4A7, 5.50%, 12/25/35	1,000,000	949,912
Countrywide Home Loans, Inc., Remic 04-J7 2A2, 4.50%, 8/25/19	1,000,000	912,780
Countrywide Home Loans, Inc., Remic 05-J4 A8, 5.50%, 11/25/35	900,000	854,657
GSR Mortgage Loan Trust, Remic 04-6F 3A3, 6.50%, 5/25/34	2,500,000	2,522,531
Residential Asset Securitization Trust, Remic 04-A9 A10, 5.75%, 12/25/34	1,000,000	973,443
Washington Mutual MSC Mortgage Pass-Through Certificates, Remic 03-MS2 4A6, 5.75%, 2/25/33	1,000,000	972,392
Washington Mutual MSC Mortgage Pass-Through Certificates, Remic 05-10 3CB2, 6.00%, 11/25/35	1,060,277	1,053,967
Wells Fargo Mortgage Backed Securities Trust, Remic 04-2 APO, 0.00%, 1/25/19	3,789,508	2,998,043
Wells Fargo Mortgage Backed Securities Trust, Remic 04-1 A37, 5.50%, 2/25/34	563,121	539,061
Total Mortgage-Backed Securities (Cost $16,573,299)		16,208,034
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS – 71.7%
FEDERAL HOME LOAN BANK – 2.0%
4.00%, 2/27/14	1,150,000	1,130,255
4.00%, 12/15/14	1,000,000	975,507
		2,105,762
FEDERAL HOME LOAN MORTGAGE CORP. – 31.0%
9.00%, 8/1/06, Pool #730299	5,566	5,564
12.22%, 5/15/08, Remic 1515S*	533,386	561,100
6.00%, 4/15/13, Remic 2052PL	506,458	511,521
5.00%, 9/21/18, Medium Term Note	700,000	687,101
9.25%, 11/15/19, Remic 12A	17,771	17,691
9.50%, 1/15/20, Remic 21Z	44,644	44,450
8.00%, 6/15/22, Remic 1316ZA	460,490	459,509

	PRINCIPAL AMOUNT	VALUE
FEDERAL HOME LOAN MORTGAGE CORP. (Continued)
8.00%, 6/15/22, Remic 1316Z	$7,367	$7,351
5.00%, 10/15/22, Remic 2662DG	775,000	736,266
6.00%, 6/15/23, Remic 2707VD	2,000,000	1,970,257
6.50%, 12/15/23, Series 1628LZ	908,508	926,138
6.50%, 6/14/24, Medium Term Note	1,000,000	990,596
6.50%, 2/15/26, Remic 1814D	54,624	54,690
6.00%, 3/15/28, Remic 2115BJ	2,932,000	2,950,242
5.95%, 5/15/28, Remic 2059Z	496,758	497,743
6.50%, 5/15/28, Remic 2054L	197,696	200,891
6.50%, 5/15/28, Series 2060Z	740,034	753,791
6.75%, 5/15/28, Remic 2057PE	536,834	546,096
7.50%, 5/15/28, Remic 2054PV	454,334	470,546
7.00%, 6/15/28, Remic 2064TE	192,420	197,961
6.00%, 8/15/28, Remic 2205ZA	1,453,633	1,447,597
6.25%, 2/15/29, Remic 2126CB	149,365	151,840
6.00%, 3/15/29, Remic 2132PE	1,000,000	1,001,788
6.00%, 5/15/29, Remic 2205YB	145,086	145,234
6.00%, 6/15/29, Remic 2162PH	698,642	702,027
6.00%, 8/15/29, Remic 2303CJ	335,841	337,552
6.00%, 4/15/31, Remic 2306PL	1,332,000	1,336,138
6.50%, 6/15/31, Remic 2328QE	862,432	874,317
6.50%, 7/15/31, Remic 2333KA	875,836	887,574
5.50%, 8/15/31, Remic 2672GH	2,000,000	1,936,134
6.00%, 10/15/31, Remic 2794AZ	1,115,972	1,060,355
5.50%, 11/15/31, Remic 2382DZ	655,784	606,385
5.50%, 8/15/32, Remic 2492Z	3,351,219	3,214,410
6.00%, 8/15/32, Remic 2485WG	1,000,000	995,693
6.00%, 8/15/32, Remic 2489PE	500,000	500,579
6.00%, 2/15/33, Remic 2575QE	1,947,035	1,935,816
6.00%, 1/15/34, Remic 2728DC	1,000,000	1,001,174
6.00%, 4/15/34, Remic 2778ZT	1,312,216	1,280,725
6.00%, 6/15/34, Remic 2809GJ	1,000,000	990,906
6.00%, 11/15/34, Remic 2881BZ	487,382	466,861
		33,462,609
FEDERAL NATIONAL MORTGAGE ASSOC. – 22.3%
8.25%, 5/1/10, Pool #15569	26,422	26,735
6.80%, 8/27/12	1,100,000	1,121,450
4.00%, 9/29/14	500,000	490,147
7.05%, 10/30/15	1,000,000	1,026,639
6.00%, 2/17/16	500,000	495,820
6.00%, 2/22/16	500,000	495,270
4.00%, 10/12/16	1,000,000	976,009
6.50%, 12/27/16	1,000,000	1,000,936
5.50%, 3/25/17, Remic 02-11 QG	700,000	695,045
5.13%, 9/4/18	200,000	196,219
6.00%, 4/6/20	1,000,000	983,704
6.00%, 5/19/20	750,000	731,642
8.40%, 12/25/21, Remic 91-169M	16,314	17,180
8.00%, 4/25/22, Remic 92-55DZ	1,028,626	1,055,727
7.50%, 9/25/22, Remic 92-161H	127,835	133,256
0.00%, 10/25/22, Remic 93-124M	96,576	79,404
7.80%, 10/25/22, Remic G92-57Z	214,240	224,439
7.00%, 2/25/23, Remic 97-61ZC	309,277	318,754
5.00%, 3/25/23, Remic G93-10J	237,417	228,676
7.25%, 4/25/23, Remic G93-15H	204,578	211,595
0.00%, 6/25/23, Remic 93-100K	438,343	372,768
7.00%, 7/25/23, Remic 93-112ZB	1,058,211	1,091,853

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

ACTIVELY MANAGED BOND FUND (CONTINUED)

March 31, 2006 (Unaudited)

	PRINCIPAL AMOUNT	VALUE
FEDERAL NATIONAL MORTGAGE ASSOC. (Continued)
6.50%, 12/25/23, Remic 93-223ZA	$1,742,208	$1,773,456
7.00%, 12/25/23, Remic 93-250DZ	211,718	228,501
7.38%, 4/25/24, Remic 94-65LL	311,000	323,136
7.50%, 4/25/24, Remic 94-61E	312,915	324,393
6.00%, 9/1/25, Pool #344321	558,927	558,927
7.50%, 6/17/26, Remic G96-1PK	385,000	401,870
10.00%, 6/17/27, Remic 97-49B	15,548	16,938
6.00%, 3/18/28, Remic 98-11Z	801,563	807,536
6.50%, 10/25/28, Remic 98-59Z	714,462	718,530
9.00%, 11/25/28, Remic 98-62DC	647,154	712,388
7.50%, 2/25/30, Remic 00-2ZE	1,028,769	1,075,698
0.00%, 7/25/30, Remic 00-23PO	604,430	490,637
6.50%, 10/25/31, Remic 02-48GF	1,870,200	1,890,651
5.50%, 3/25/32, Remic 03-32PH	1,615,996	1,569,735
6.00%, 10/25/32, Remic 04-45ZL	1,115,972	1,082,765
		23,948,429
GOVERNMENT NATIONAL MORTGAGE ASSOC. – 7.2%
6.00%, 5/20/23, Remic 04-5VB	1,000,000	1,008,854
9.50%, 3/20/25, Pool #1977	47,154	51,942
7.50%, 9/17/25, Remic 98-26K	420,023	437,428
7.00%, 2/20/26, Remic 98-22K	364,103	374,256
7.50%, 5/16/27, Remic 97-8PE	133,883	137,652
7.50%, 7/20/27, Remic 97-11D	361,036	371,164
7.00%, 11/20/27, Remic 97-18J	108,981	109,777
8.00%, 9/16/29, Remic 99-31ZC	253,550	264,206
6.50%, 3/20/31, Remic 01-4PM	729,705	741,210
5.25%, 1/16/32, Remic 03-6BE	1,000,000	979,518
5.50%, 4/16/33, Remic 03-83BC	1,000,000	967,137
6.00%, 12/16/33, Remic 03-114Z	2,288,304	2,332,653
		7,775,797
U.S. TREASURY BONDS – 4.4%
9.25%, 2/15/16	3,520,000	4,701,400
U.S. TREASURY STRIPS – 4.8%
0.00%, 2/15/10	6,180,000	5,142,465
Total United States Government & Agency Obligations (Cost $77,499,044)		77,136,462
REPURCHASE AGREEMENT – 4.3%
Bear Stearns & Co., Inc., 4.60%, Due 4/3/06, Repurchase price $4,631,852, Collateralized by $7,955,000 U.S. Treasury Strips, 0.00%, Due 8/15/16 (Value $4,765,125)	4,630,077	4,630,077
Total Repurchase Agreement (Cost $4,630,077)		4,630,077
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING – 0.8%
Bear Stearns & Co., Inc., 4.60%, Due 4/3/06, Repurchase price $870,596, Collateralized by $1,500,000 U.S. Treasury Strips, 0.00%, Due 8/15/16 (Value $898,515)	870,262	870,262
Total Repurchase Agreement Held As Collateral For Securities Lending (Cost $870,262)		870,262

Total Investments (Cost $108,391,030)	100.3%	$107,892,493
Liabilities in excess of other assets	(0.3)%	(348,602)
Net Assets	100.0%	$107,543,891

*  Variable rate security. Rate represents the rate in effect as of March 31, 2006. Maturity reflects final maturity date.

(a)  All or part of this security has been loaned as of March 31, 2006.

Remic - real estate mortgage investment conduit

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS

INTERMEDIATE-TERM BOND FUND

March 31, 2006 (Unaudited)

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS – 10.5%
Citigroup, Inc., 6.50%, 1/18/11	$500,000	$521,837
Credit Suisse First Boston USA, Inc., 6.50%, 1/15/12	500,000	522,166
General Electric Co., 5.00%, 2/1/13 (a)	1,000,000	972,701
Morgan Stanley, 6.60%, 4/1/12	450,000	472,136
Old Republic International Corp., 7.00%, 6/15/07	505,000	511,779
Total Corporate Bonds (Cost $3,017,860)		3,000,619
MORTGAGE-BACKED SECURITIES – 11.3%
DLJ Acceptance Trust, Remic 89-1F, 11.00%, 8/1/19	22,991	24,878
GSR Mortgage Loan Trust, Remic 04-6F 3A3, 6.50%, 5/25/34	1,200,000	1,210,816
Residential Asset Mortgage Products, Inc., Remic 02-SL1 AI3, 7.00%, 6/25/32	576,365	574,179
Structured Asset Securities Corp., Remic 01-SB1 APO, 0.00%, 8/25/31	371,401	250,022
Structured Asset Securities Corp., Remic 03-21 1A3, 5.50%, 7/25/33	367,349	357,199
Structured Asset Securities Corp., Remic 03-33H 1A1, 5.50%, 10/25/33	149,461	144,449
Washington Mutual, Remic 02-S4 A4, 6.50%, 10/19/29	296,659	297,676
Wells Fargo Mortgage Backed Securities Trust, Remic 04-2 APO, 0.00%, 1/25/19	470,011	371,846
Total Mortgage-Backed Securities (Cost $3,377,084)		3,231,065
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS – 75.6%
FEDERAL HOME LOAN BANK – 10.3%
4.00%, 8/20/08	400,000	397,157
4.00%, 10/24/11	150,000	146,551
4.00%, 11/18/11	330,000	325,631
5.00%, 11/26/12	614,286	596,829
4.00%, 2/27/14	500,000	491,415
4.15%, 3/16/15	1,000,000	973,016
		2,930,599
FEDERAL HOME LOAN MORTGAGE CORP. – 26.2%
6.50%, 10/15/08, Remic 1587Z	524,614	528,010
6.50%, 11/1/08, Gold Pool #M80719	7,939	7,965
8.00%, 9/1/09, Pool #189332	138,579	138,920
6.00%, 4/15/13, Remic 2052PL	303,875	306,912
9.00%, 3/15/20, Remic 34D	27,737	27,653
6.00%, 11/1/21, Gold Pool #C90492	142,877	143,876
8.00%, 6/15/22, Remic 1316Z	68,153	68,008
7.00%, 7/15/22, Remic 1311K	108,646	108,416
6.00%, 11/15/23, Remic 1620Z	347,321	345,984
7.00%, 12/15/23, Remic 1695EA	61,953	62,182
8.50%, 9/15/24, Remic 1753D	34,555	35,556
6.50%, 1/15/28, Remic 2036-PG	500,000	504,656
6.50%, 4/15/28, Remic 2053Z	423,749	431,194
5.95%, 5/15/28, Remic 2059Z	428,240	429,089
6.00%, 5/15/28, Remic 3103KW	494,692	495,380
6.75%, 5/15/28, Remic 2057PE	469,534	477,635
7.50%, 5/15/28, Remic 2054PV	244,642	253,371
7.00%, 6/15/28, Remic 2064TE	192,420	197,961
6.25%, 12/15/28, Remic 2108CB	247,358	251,218
6.00%, 3/15/29, Remic 2132PE	793,000	794,417
6.50%, 4/15/31, Remic 2317VG	9,927	9,916
6.50%, 6/15/31, Remic 2328QE	574,955	582,878
6.50%, 1/15/32, Remic 2407BJ	263,479	270,300

	PRINCIPAL AMOUNT	VALUE
FEDERAL HOME LOAN MORTGAGE CORP. (Continued)
6.00%, 1/15/34, Remic 2728DC	$1,000,000	$1,001,174
		7,472,671
FEDERAL NATIONAL MORTGAGE ASSOC. – 32.7%
4.02%, 8/18/08	184,000	179,683
6.50%, 3/25/09, Remic 94-32Z	110,661	111,272
3.50%, 12/1/09	500,000	494,275
5.25%, 1/28/13	500,000	489,886
7.00%, 6/25/13, Remic 93-65ZZ	647,685	662,339
6.50%, 1/1/14, Pool #50848	110,921	114,037
5.00%, 4/11/14	400,000	390,572
4.00%, 9/15/14	350,000	342,982
4.00%, 9/29/14	500,000	490,147
4.00%, 12/30/14	500,000	488,809
5.50%, 12/30/14	400,000	392,922
6.00%, 2/17/16	500,000	495,820
6.00%, 2/22/16	500,000	495,270
6.00%, 9/25/16, Remic 01-53HC	146,646	147,822
6.00%, 2/25/17, Remic 02-2UC	356,574	357,861
0.00%, 3/1/18, Remic 29-1	1,547	1,279
8.60%, 10/25/19, Remic 89-62G	23,989	25,497
7.50%, 9/25/21, Remic 91-113ZE	368,545	383,719
7.50%, 10/25/21, Remic G-41PT	79,715	81,948
7.00%, 1/25/22, Remic G92-15Z	237,568	241,788
8.00%, 1/25/23, Remic 93-4LA	49,818	52,389
0.00%, 4/25/24, Remic 94-76KB	92,988	55,815
9.00%, 6/1/25, Pool # 303437	83,602	91,142
6.00%, 9/1/25, Pool #344321	352,602	352,602
6.00%, 7/25/29, Remic 99-32B	424,159	418,795
6.00%, 10/25/31, Remic 01-53OP	600,563	602,101
5.50%, 3/25/32, Remic 03-32PH	1,000,000	971,373
5.50%, 9/25/32, Remic 03-47PD	338,000	328,032
7.00%, 1/25/42, Remic 02-14A1	63,894	64,792
		9,324,969
GOVERNMENT NATIONAL MORTGAGE ASSOC. – 6.4%
8.50%, 11/20/26, Series II, Pool #2326	18,712	20,065
8.25%, 6/15/27, Pool #440640	139,208	148,846
8.25%, 9/15/27, Pool #453323	41,993	44,901
8.25%, 12/15/27, Pool #427291	13,040	13,942
6.00%, 6/16/32, Remic 02-41ZD	276,489	278,770
7.00%, 8/16/32, Remic 03-115BV	329,764	350,156
5.50%, 4/16/33, Remic 03-83BC	1,000,000	967,137
		1,823,817
Total United States Government & Agency Obligations (Cost $22,040,456)		21,552,056
REPURCHASE AGREEMENT – 2.1%
Bear Stearns & Co., Inc., 4.60%, Due 4/3/06, Repurchase price $585,665, Collateralized by $1,010,000 U.S. Treasury Strips, 0.00%, Due 8/15/16 (Value $605,000)	585,441	585,441
Total Repurchase Agreement (Cost $585,441)		585,441

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

INTERMEDIATE-TERM BOND FUND (CONTINUED)

March 31, 2006 (Unaudited)

	PRINCIPAL AMOUNT	VALUE
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING – 0.4%
Bear Stearns & Co., Inc., 4.60%, Due 4/3/06, Repurchase price $120,590, Collateralized by $210,000 U.S. Treasury Strips, 0.00%, Due 8/15/16 (Value $125,792)	$120,544	$120,544
Total Repurchase Agreement Held As Collateral For Securities Lending (Cost $120,544)		120,544

Total Investments (Cost $29,141,385)	99.9%	$28,489,725
Other assets in excess of liabilities	0.1%	27,671
Net Assets	100.0%	$28,517,396

(a)  All or part of this security has been loaned as of March 31, 2006.

Remic - real estate mortgage investment conduit

See Notes to Financial Statements

RSI Retirement Trust

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2006 (UNAUDITED)

	CORE EQUITY FUND	VALUE EQUITY FUND	EMERGING GROWTH EQUITY FUND
ASSETS:
Investments in securities at value—Note 2A	$130,898,403	$96,549,625	$63,618,377
Repurchase agreements at cost—Note 2C	2,579,633	5,330,274	15,004,397
Total Investments	133,478,036	101,879,899	78,622,774
Receivable for investments sold	1,357,765	—	298,265
Receivable for units of beneficial interest sold	105,316	88,256	53,353
Dividends and interest receivable	141,299	165,106	28,922
Other assets	2,820	2,821	2,796
Total Assets	135,085,236	102,136,082	79,006,110
LIABILITIES:
Payable for investments purchased	602,596	1,654,643	52,034
Payable upon return of securities on loan—Note 4C	2,047,327	2,058,679	13,537,275
Payable for units of beneficial interest redeemed	53,420	6,125	4,741
Net payable for variation margin on futures contracts	2,328	—	—
Payable to investment adviser	58,657	45,958	56,206
Accrued expenses	136,554	104,382	92,326
Total Liabilities	2,900,882	3,869,787	13,742,582
NET ASSETS	$132,184,354	$98,266,295	$65,263,528
NET ASSETS CONSIST OF:
Paid-in capital (deficit)	$(216,106,440)	$(58,280,426)	$(78,658,755)
Accumulated net investment income (loss)	53,038,793	25,259,726	(10,310,679)
Accumulated net realized gain	271,204,221	109,964,476	139,506,441
Unrealized appreciation	24,047,780	21,322,519	14,726,521
Net Assets	$132,184,354	$98,266,295	$65,263,528
NET ASSET VALUE offering and redemption price per unit	$91.33	$105.49	$94.26
Outstanding units of beneficial interest*	1,447,278	931,541	692,409
Investments in securities at cost	$109,426,031	$80,557,380	$63,896,253

  *  At March 31, 2006 there were an unlimited number of units of beneficial interest authorized.

See Notes to Financial Statements

RSI Retirement Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

MARCH 31, 2006 (UNAUDITED)

	INTERNATIONAL EQUITY FUND	ACTIVELY MANAGED BOND FUND	INTERMEDIATE-TERM BOND FUND
ASSETS:
Investments in securities at value—Note 2A	$70,773,376	$102,392,154	$27,783,740
Repurchase agreements at cost—Note 2C	2,751,848	5,500,339	705,985
Total Investments	73,525,224	107,892,493	28,489,725
Foreign currency at value (cost $203,226)	202,618	—	—
Receivable for investments sold	856,317	—	—
Receivable for units of beneficial interest sold	78,609	81,814	20,654
Dividends and interest receivable	119,649	638,825	204,902
Unrealized appreciation on forward currency contracts—Note 2K	139	—	—
Reclaims receivable	97,313	—	—
Other assets	2,821	2,821	2,825
Total Assets	74,882,690	108,615,953	28,718,106
LIABILITIES:
Payable for investments purchased	774,892	—	—
Payable upon return of securities on loan—Note 4C	1,477,288	870,262	120,544
Payable for units of beneficial interest redeemed	6,245	49,485	2,134
Unrealized depreciation on forward currency contracts—Note 2K	7,372	—	—
Payable to investment adviser	48,131	36,814	9,752
Accrued expenses and other payables	134,813	115,501	68,280
Total Liabilities	2,448,741	1,072,062	200,710
NET ASSETS	$72,433,949	$107,543,891	$28,517,396
NET ASSETS CONSIST OF:
Paid-in capital (deficit)	$2,461,277	$(152,698,738)	$(128,090,467)
Accumulated net investment income (loss)	(340,436)	226,459,842	142,364,899
Accumulated net realized gain	55,956,727	34,281,324	14,894,624
Unrealized appreciation (depreciation)	14,356,381	(498,537)	(651,660)
Net Assets	$72,433,949	$107,543,891	$28,517,396
NET ASSET VALUE offering and redemption price per unit	$77.95	$53.20	$44.47
Outstanding units of beneficial interest*	929,181	2,021,314	641,222
Investments in securities at cost	$59,164,640	$108,391,030	$29,141,385

  *  At March 31, 2006 there were an unlimited number of units of beneficial interest authorized.

See Notes to Financial Statements

RSI Retirement Trust

STATEMENTS OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2006 (UNAUDITED)

	CORE EQUITY FUND	VALUE EQUITY FUND	EMERGING GROWTH EQUITY FUND
NET INVESTMENT INCOME:
Investment Income:
Interest	$32,097	$57,300	$32,491
Dividends	921,855	1,072,412	250,260
Securities lending	21,786	13,007	26,651
Total Investment Income	975,738	1,142,719	309,402
Expenses:
Investment management fees—Note 3A	339,799	264,782	318,522
Shareholder servicing fees and expenses—Note 3B	326,728	240,710	153,135
Custodian fees and expenses	17,380	7,976	19,663
Legal, accounting and auditing fees	32,676	23,341	27,176
Consultant fees	3,896	3,946	3,949
Trustees' fees and expenses — Note 3C	24,524	24,623	24,442
Printing and postage	10,146	10,109	10,097
Insurance	12,672	9,458	5,963
Other	15,730	16,058	15,781
Total Expenses	783,551	601,003	578,728
Expense Reimbursement—Note 4D	(6,749)	(2,908)	(9,849)
Net Expenses	776,802	598,095	568,879
NET INVESTMENT INCOME (LOSS)	198,936	544,624	(259,477)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains on investments	3,443,242	2,170,727	2,471,654
Net realized gains on futures	13,784	—	—
Net increase in unrealized appreciation on investments	5,021,586	1,730,663	4,508,152
Net decrease in unrealized depreciation on futures	(6,592)	—	—
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	8,472,020	3,901,390	6,979,806
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,670,956	$4,446,014	$6,720,329

See Notes to Financial Statements

RSI Retirement Trust

STATEMENTS OF OPERATIONS (CONTINUED)

SIX MONTHS ENDED MARCH 31, 2006 (UNAUDITED)

	INTERNATIONAL EQUITY FUND	ACTIVELY MANAGED BOND FUND	INTERMEDIATE-TERM BOND FUND
NET INVESTMENT INCOME:
Investment Income:
Interest	$24,644	$3,047,172	$781,422
Dividends (net of foreign withholding tax of $7,481)	357,060	—	—
Securities lending	8,795	1,044	1,783
Total Investment Income	390,499	3,048,216	783,205
Expenses:
Investment management fees—Note 3A	262,096	214,866	57,061
Shareholder servicing fees and expenses—Note 3B	163,810	268,582	71,326
Custodian fees and expenses	70,883	10,375	3,901
Legal, accounting and auditing fees	44,436	32,964	29,467
Consultant fees	3,946	3,946	3,946
Trustees' fees and expenses—Note 3C	24,623	24,623	24,615
Printing and postage	10,109	10,111	10,115
Insurance	6,371	10,552	2,846
Other	16,058	16,058	16,058
Total Expenses	602,332	592,077	219,335
Expense Reimbursement—Note 4D	(15,317)	—	—
Net Expenses	587,015	592,077	219,335
NET INVESTMENT INCOME (LOSS)	(196,516)	2,456,139	563,870
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investments	6,539,273	(64,043)	(55,931)
Net realized losses on foreign currency transactions	(176,439)	—	—
Net increase in unrealized appreciation (depreciation) on investments	3,763,165	(2,698,373)	(502,318)
Net increase in unrealized appreciation on foreign currency transactions	58,526	—	—
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	10,184,525	(2,762,416)	(558,249)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,988,009	$(306,277)	$5,621

See Notes to Financial Statements

RSI Retirement Trust

STATEMENTS OF CHANGES IN NET ASSETS

	CORE EQUITY FUND		VALUE EQUITY FUND
	Six Months Ended 3/31/2006	Year Ended 9/30/2005	Six Months Ended 3/31/2006	Year Ended 9/30/2005
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$198,936	$849,053	$544,624	$1,030,432
Net realized gains	3,457,026	11,951,982	2,170,727	5,117,733
Net increase in unrealized appreciation	5,014,994	3,981,023	1,730,663	6,032,724
Net increase in net assets	8,670,956	16,782,058	4,446,014	12,180,889
CAPITAL TRANSACTIONS:
Value of units sold	4,234,061	12,575,030	4,652,169	12,153,268
Value of units redeemed	(8,928,418)	(44,802,005)	(7,048,133)	(30,353,703)
Net decrease in net assets	(4,694,357)	(32,226,975)	(2,395,964)	(18,200,435)
Net increase (decrease)	3,976,599	(15,444,917)	2,050,050	(6,019,546)
NET ASSETS at beginning of period	128,207,755	143,652,672	96,216,245	102,235,791
NET ASSETS at end of period	$132,184,354	$128,207,755	$98,266,295	$96,216,245
UNIT TRANSACTIONS:
Units outstanding at beginning of period	1,500,057	1,890,248	954,887	1,142,511
Units sold	47,439	153,971	45,548	127,238
Units redeemed	(100,218)	(544,162)	(68,894)	(314,862)
Net decrease	(52,779)	(390,191)	(23,346)	(187,624)
Units outstanding at end of period	1,447,278	1,500,057	931,541	954,887
	EMERGING GROWTH EQUITY FUND		INTERNATIONAL EQUITY FUND
	Six Months Ended 3/31/2006	Year Ended 9/30/2005	Six Months Ended 3/31/2006	Year Ended 9/30/2005
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income (loss)	$(259,477)	$(522,924)	$(196,516)	$228,064
Net realized gain	2,471,654	11,092,217	6,362,834	10,586,794
Net increase (decrease) in unrealized appreciation (depreciation)	4,508,152	(1,521,074)	3,821,691	6,987,599
Net increase in net assets	6,720,329	9,048,219	9,988,009	17,802,457
CAPITAL TRANSACTIONS:
Value of units sold	2,539,587	7,310,242	3,526,916	6,310,332
Value of units redeemed	(5,623,418)	(22,104,237)	(4,193,066)	(22,161,354)
Net decrease in net assets	(3,083,831)	(14,793,995)	(666,150)	(15,851,022)
Net increase (decrease)	3,636,498	(5,745,776)	9,321,859	1,951,435
NET ASSETS at beginning of period	61,627,030	67,372,806	63,112,090	61,160,655
NET ASSETS at end of period	$65,263,528	$61,627,030	$72,433,949	$63,112,090
UNIT TRANSACTIONS:
Units outstanding at beginning of period	728,019	911,752	939,404	1,198,676
Units sold	29,453	91,409	49,733	105,131
Units redeemed	(65,063)	(275,142)	(59,956)	(364,403)
Net decrease	(35,610)	(183,733)	(10,223)	(259,272)
Units outstanding at end of period	692,409	728,019	929,181	939,404

See Notes to Financial Statements

RSI Retirement Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ACTIVELY MANAGED BOND FUND		INTERMEDIATE-TERM BOND FUND
	Six Months Ended 3/31/2006	Year Ended 9/30/2005	Six Months Ended 3/31/2006	Year Ended 9/30/2005
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$2,456,139	$5,485,553	$563,870	$1,323,350
Net realized gains	(64,043)	(809,054)	(55,931)	(375,894)
Net decrease in unrealized depreciation	(2,698,373)	(1,247,320)	(502,318)	(220,500)
Net increase (decrease) in net assets	(306,277)	3,429,179	5,621	726,956
CAPITAL TRANSACTIONS:
Value of units sold	7,737,127	14,628,425	1,900,670	3,034,685
Value of units redeemed	(8,343,835)	(37,083,771)	(2,418,584)	(10,219,700)
Net decrease in net assets	(606,708)	(22,455,346)	(517,914)	(7,185,015)
Net decrease	(912,985)	(19,026,167)	(512,293)	(6,458,059)
NET ASSETS at beginning of period	108,456,876	127,483,043	29,029,689	35,487,748
NET ASSETS at end of period	$107,543,891	$108,456,876	$28,517,396	$29,029,689
UNIT TRANSACTIONS:
Units outstanding at beginning of period	2,033,160	2,454,986	653,027	815,091
Units sold	144,761	277,426	42,643	68,920
Units redeemed	(156,607)	(699,252)	(54,448)	(230,984)
Net decrease	(11,846)	(421,826)	(11,805)	(162,064)
Units outstanding at end of period	2,021,314	2,033,160	641,222	653,027

See Notes to Financial Statements

RSI Retirement Trust

FINANCIAL HIGHLIGHTS

	CORE EQUITY FUND
	Six Months Ended	Year Ended
	3/31/2006	9/30/2005	9/30/2004	9/30/2003	9/30/2002	9/30/2001
	(Unaudited)
Per Unit Operating Performance:*
Net Asset Value, beginning of the period	$85.47	$76.00	$70.54	$60.80	$80.20	$118.08
Income (Loss) from Investment Operations:
Net investment income (loss)	0.14	0.48	0.18	(0.04)	0.37	0.60
Net realized and unrealized gain (loss) on investments and futures	5.72	8.99	5.28	9.78	(19.77)	(38.48)
Total from Investment Operations	5.86	9.47	5.46	9.74	(19.40)	(37.88)
Net Asset Value, end of the period	$91.33	$85.47	$76.00	$70.54	$60.80	$80.20
Total Return+	6.86%	12.46%	7.74%	16.02%	(24.19)%	(32.08)%
Ratios/Supplemental Data:
Ratios to average net assets++
Total Expenses	(1.20)%	(1.18)%	(1.17)%	(1.10)%	(1.04)%	(1.01)%
Net Expenses	(1.19)%	(1.17)%	(1.17)%	(1.10)%	(1.04)%	(1.01)%
Net investment income (loss)	0.30%	0.59%	0.23%	(0.06)%	0.46%	0.60%
Portfolio turnover rate	18.66%	61.73%	52.45%	120.81%	39.24%	7.58%
Net Assets, end of the period ($1,000's)	$132,184	$128,208	$143,653	$153,062	$128,882	$152,684
	VALUE EQUITY FUND
	Six Months Ended	Year Ended
	3/31/2006	9/30/2005	9/30/2004	9/30/2003	9/30/2002	9/30/2001
	(Unaudited)
Per Unit Operating Performance:*
Net Asset Value, beginning of the period	$100.76	$89.48	$75.63	$64.12	$77.46	$88.10
Income (Loss) from Investment Operations:
Net investment income	0.58	0.94	0.70	0.64	0.67	0.68
Net realized and unrealized gain (loss) on investments	4.15	10.34	13.15	10.87	(14.01)	(11.32)
Total from Investment Operations	4.73	11.28	13.85	11.51	(13.34)	(10.64)
Net Asset Value, end of the period	$105.49	$100.76	$89.48	$75.63	$64.12	$77.46
Total Return+	4.69%	12.61%	18.31%	17.95%	(17.22)%	(12.08)%
Ratios/Supplemental Data:
Ratios to average net assets++
Total Expenses	(1.25)%	(1.25)%	(1.24)%	(1.32)%	(1.26)%	(1.18)%
Net Expenses	(1.24)%	(1.25)%	(1.24)%	(1.32)%	(1.24)%	(1.17)%
Net investment income	1.13%	0.99%	0.82%	0.91%	0.84%	0.77%
Portfolio turnover rate	11.74%	22.40%	51.63%	77.13%	47.13%	38.58%
Net Assets, end of the period ($1,000's)	$98,266	$96,216	$102,236	$80,423	$65,726	$74,405

  *  For a unit outstanding throughout the period using average units basis.

  +   Not annualized for periods of less than a year.

  ++  Annualized for periods of less than a year.

See Notes to Financial Statements

RSI Retirement Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

	EMERGING GROWTH EQUITY FUND
	Six Months Ended	Year Ended
	3/31/2006	9/30/2005	9/30/2004	9/30/2003	9/30/2002	9/30/2001
	(Unaudited)
Per Unit Operating Performance:*
Net Asset Value, beginning of the period	$84.65	$73.89	$62.82	$51.05	$74.78	$131.34
Income (Loss) from Investment Operations:
Net investment loss	(0.37)	(0.61)	(0.73)	(0.53)	(1.27)	(1.24)
Net realized and unrealized gain (loss) on investments	9.98	11.37	11.80	12.30	(22.46)	(55.32)
Total from Investment Operations	9.61	10.76	11.07	11.77	(23.73)	(56.56)
Net Asset Value, end of the period	$94.26	$84.65	$73.89	$62.82	$51.05	$74.78
Total Return+	11.35%	14.56%	17.62%	23.06%	(31.73)%	(43.06)%
Ratios/Supplemental Data:
Ratios to average net assets++
Total Expenses	(1.89)%	(1.83)%	(1.83)%	(1.96)%	(1.99)%	(1.91)%
Net Expenses	(1.86)%	(1.79)%	(1.83)%	(1.96)%	(1.97)%	(1.89)%
Net investment loss	(0.85)%	(0.77)%	(1.02)%	(0.98)%	(1.73)%	(1.29)%
Portfolio turnover rate	40.68%	129.49%	88.67%	161.68%	98.10%	102.33%
Net Assets, end of the period ($1,000's)	$65,264	$61,627	$67,373	$68,237	$52,867	$62,503
	INTERNATIONAL EQUITY FUND
	Six Months Ended	Year Ended
	3/31/2006	9/30/2005	9/30/2004	9/30/2003	9/30/2002	9/30/2001
	(Unaudited)
Per Unit Operating Performance:*
Net Asset Value, beginning of the period	$67.18	$51.02	$43.66	$37.85	$45.54	$61.82
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.21)	0.20	0.31	0.46	0.22	0.25
Net realized and unrealized gain (loss) on investments and foreign currency transactions	10.98	15.96	7.05	5.35	(7.91)	(16.53)
Total from Investment Operations	10.77	16.16	7.36	5.81	(7.69)	(16.28)
Net Asset Value, end of the period	$77.95	$67.18	$51.02	$43.66	$37.85	$45.54
Total Return+	16.03%	31.67%	16.86%	15.35%	(16.89)%	(26.33)%
Ratios/Supplemental Data:
Ratios to average net assets++
Total Expenses	(1.84)%	(1.86)%	(1.61)%	(1.70)%	(1.71)%	(1.62)%
Net Expenses	(1.79)%	(1.85)%	(1.61)%	(1.70)%	(1.71)%	(1.62)%
Net investment income (loss)	(0.60)%	0.34%	0.63%	1.13%	0.48%	0.45%
Portfolio turnover rate	57.45%	90.95%	98.88%	24.50%	17.60%	15.79%
Net Assets, end of the period ($1,000's)	$72,434	$63,112	$61,161	$57,042	$44,696	$48,356

  *  For a unit outstanding throughout the period using average units basis.

  +  Not annualized for periods of less than a year.

  ++  Annualized for periods of less than a year.

See Notes to Financial Statements

RSI Retirement Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

	ACTIVELY MANAGED BOND FUND
	Six Months Ended	Year Ended
	3/31/2006	9/30/2005	9/30/2004	9/30/2003	9/30/2002	9/30/2001
	(Unaudited)
Per Unit Operating Performance:*
Net Asset Value, beginning of the period	$53.34	$51.93	$50.50	$49.16	$45.53	$39.31
Income (Loss) from Investment Operations:
Net investment income	1.22	2.31	2.14	2.54	2.66	2.78
Net realized and unrealized gain (loss) on investments	(1.36)	(0.90)	(0.71)	(1.20)	0.97	3.44
Total from Investment Operations	(0.14)	1.41	1.43	1.34	3.63	6.22
Net Asset Value, end of the period	$53.20	$53.34	$51.93	$50.50	$49.16	$45.53
Total Return+	(0.26)%	2.72%	2.83%	2.73%	7.97%	15.82%
Ratios/Supplemental Data:
Ratios to average net assets++
Net Expenses	(1.10)%	(1.09)%	(1.03)%	(0.93)%	(0.89)%	(0.85)%
Net investment income	4.57%	4.38%	4.20%	5.11%	5.69%	6.54%
Portfolio turnover rate	5.44%	29.07%	53.28%	77.69%	28.28%	11.60%
Net Assets, end of the period ($1,000's)	$107,544	$108,457	$127,483	$134,277	$131,720	$132,442
	INTERMEDIATE-TERM BOND FUND
	Six Months Ended	Year Ended
	3/31/2006	9/30/2005	9/30/2004	9/30/2003	9/30/2002	9/30/2001
	(Unaudited)
Per Unit Operating Performance:*
Net Asset Value, beginning of the period	$44.45	$43.54	$42.86	$42.16	$40.48	$36.53
Income (Loss) from Investment Operations:
Net investment income	0.88	1.70	1.34	1.36	1.95	2.17
Net realized and unrealized gain (loss) on investments	(0.86)	(0.79)	(0.66)	(0.66)	(0.27)	1.78
Total from Investment Operations	0.02	0.91	0.68	0.70	1.68	3.95
Net Asset Value, end of the period	$44.47	$44.45	$43.54	$42.86	$42.16	$40.48
Total Return+	0.05%	2.09%	1.59%	1.66%	4.15%	10.81%
Ratios/Supplemental Data:
Ratios to average net assets++
Net Expenses	(1.54)%	(1.47)%	(1.38)%	(1.37)%	(1.33)%	(1.24)%
Net investment income	3.95%	3.87%	3.11%	3.20%	4.73%	5.62%
Portfolio turnover rate	7.77%	30.62%	71.15%	99.53%	71.62%	18.34%
Net Assets, end of the period ($1,000's)	$28,517	$29,030	$35,488	$38,204	$40,577	$43,019

  *   For a unit outstanding throughout the period using average units basis.

  +   Not annualized for periods of less than a year.

  ++  Annualized for periods of less than a year.

See Notes to Financial Statements

RSI Retirement Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1.  GENERAL

Participation in RSI Retirement Trust ("the Trust") is limited to IRAs and trusts established by eligible employers, which include banks, savings banks, credit unions, savings and loan associations and other organizations. Such trusts are exempt from taxation under Section 501(a) of the Internal Revenue Code ("Code") and have been established under pension or profit sharing plans that are qualified under Section 401 of the Code ("Participating Plans").

In order to provide investment products to Participating Plans, the Trust operates, pursuant to an Agreement and Declaration of Trust amended effective as of August 31, 1984 ("Trust Agreement"), as a series fund currently issuing, as of March 31, 2006, six classes of an unlimited number of units of beneficial interest in the Core Equity Fund, Value Equity Fund, Emerging Growth Equity Fund, International Equity Fund, Actively Managed Bond Fund, and Intermediate-Term Bond Fund ("Investment Funds"). The Trust Agreement was amended in 1984 to provide for the continued operation of the Trust as an open-end management investment company under the Investment Company Act of 1940. Retirement System Distributors Inc. ("Distributors") acts as the primary distributor of the Investment Funds' units of beneficial interest. Distributors is a wholly-owned subsidiary of Retirement System Group Inc. ("RSGroup®").

RSGroup® is a full service retirement benefits consulting firm, serving both tax-qualified and non-qualified retirement plans. It provides consulting, administrative, recordkeeping, trust, custodial, distribution and investment advisory services through five wholly-owned subsidiary companies.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

A.  Securities Valuation. Except for debt securities with remaining maturities of 60 days or less, investments for which market prices are available are valued as follows:

1.  each listed equity security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported closing price or bid price;

2.  United States government and agency obligations and certain other debt obligations are valued based upon bid quotations from various market makers for identical or similar obligations;

3.  short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings.

Debt securities with remaining maturities of 60 days or less are valued on the basis of amortized cost. In the absence of an ascertainable market value, investments are valued at their fair value as determined by the officers of the Trust using methods and procedures reviewed and approved by Trust's Board of Trustees ("Trustees").

Investments and other assets and liabilities denominated in foreign currencies are translated daily to United States dollars at the prevailing rates of exchange. Purchases and sales of securities, including transaction costs and income receipts, are translated into United States dollars at the prevailing exchange rates on the respective transaction dates. Foreign currency exchange rates are generally determined as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time). The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The value of the assets of the International Equity Fund and the value of the foreign securities held by the other Investment Funds, as measured in United States dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Occasionally, events affecting the values of such securities and such exchange rates may occur between the close of trading for such securities and the time as of which the value of the Trust's assets is calculated. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trustees or in accordance with procedures approved by the Trustees.

B.  Securities Transactions and Investment Income. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on a specific cost basis. Dividend income is recognized on the ex-dividend date or when the dividend information is known; interest income, including, where applicable, accretion of

RSI Retirement Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

discount and amortization of premium on investments and zero coupon bonds, is recognized on the interest method. Paydown gains and losses on mortgage-backed securities are recorded as adjustments to interest income.

C.  Repurchase Agreements. The Investment Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Investment Funds' adviser, subject to the sellers' agreement to repurchase and the Funds' agreement to resell such securities at a mutually agreed upon price. The collateral received in the repurchase agreements is deposited with the Investment Funds' custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying collateral falls below the value of the repurchase price plus accrued interest, the Investment Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Investment Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

D.  Securities Lending. The Investment Funds lend their securities to other market participants and receive compensation in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Investment Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Investment Funds.

Collateral is recognized as an asset and the obligation to return the collateral is recognized as a liability in all cases where cash collateral is received.

E.  Dividends to Unitholders. The Trust does not normally declare nor pay dividends on its net investment income or capital gains.

F.  Federal Income Taxes. The Trust has received a determination letter from the Internal Revenue Service stating that it is exempt from taxation under Section 501(a) of the Internal Revenue Code ("Code") with respect to funds derived from Participating Plans which are pension or profit sharing trusts maintained in conformity with Section 401 of the Code.

G.  Accounting Estimates. The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the past six months. Actual results could differ from those estimates.

H.  Allocation Methods.  The Trust accounts separately for the assets, liabilities and operations of each Investment Fund. Expenses directly attributable to each Investment Fund are charged to that Investment Fund's operations; expenses that are applicable to all Investment Funds are allocated evenly, or by another appropriate basis, among the Investment Funds.

Administrative expenses incurred by the Trust relating to the administration of Plans of Participation are charged to Full Participation Employers (as defined in the Trust Agreement) and are not included in the operation of the Investment Funds.

I.  Financial Futures Contracts. The Investment Funds may enter into financial futures contracts that require initial margin deposits of cash or U.S. government securities equal to approximately 10% of the value of the contract. During the period the financial futures are open, changes in the value of the contracts are recognized by marking-to-market on a daily basis to reflect the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. Each Investment Fund is exposed to market risk as a result of movements in securities, values and interest rates.

J.  Options Valuation. The Investment Funds may write call options on equity securities. Premiums received for call options written are recorded as a liability and marked-to-market daily to reflect the current value of the option written. If the written option is not exercised prior to expiration, the premium received is treated as a realized gain. If the written option is exercised, the premium received is added to the sale proceeds of the underlying security. For the six months ended March 31, 2006, the Investment Funds did not write any options on equity securities.

K.  Forward Currency Contracts. A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by an Investment Fund as unrealized appreciation or depreciation. When the forward is closed, the Investment Fund records a realized gain or loss equal to the

RSI Retirement Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

fluctuation in value during the period the forward was open. An Investment Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

As of March 31, 2006, the International Equity Fund had outstanding forward currency contracts as set forth below. These contracts are reported in the financial statements as the Fund's net unrealized depreciation of $7,233, which is the difference between the forward foreign exchange rates at the dates of entry into the contracts, and the forward rates at March 31, 2006.

Currency	Delivery Date	Contract Value	Market Value	Unrealized Appreciation(Depreciation)
Short Contracts
Czech Koruna	09/25/06	$362,585	$369,665	$(7,080)
Swiss Franc	04/03/06	60,065	60,182	(117)
Euro	04/03/06	82,614	82,669	(55)
Total Short Contracts		$815,546	$822,798	$(7,252)
Long Contracts
Australia Dollar	04/03/06	$150,992	$151,131	$139
Euro	04/03/06	18,243	18,223	(20)
Euro	04/04/06	22,227	22,203	(24)
Great British Pound	04/04/06	74,710	74,635	(75)
Hong Kong Dollar	04/03/06	44,110	44,109	(1)
Total Long Contracts		$310,282	$310,301	$19

Net Unrealized Depreciation	$(7,233)

NOTE 3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A.  Investment Management Fees. Retirement System Investors Inc. ("RSI"), a wholly-owned subsidiary of RSGroup®, is the investment adviser to the Trust and retains sub-advisers to manage each of the Investment Funds. The Investment Funds pay RSI an investment adviser fee to provide general oversight with respect to portfolio management and compliance matters, that includes reporting of Investment Fund and sub-adviser performance to the Trustees and its Investment Committee, sub-advisory portfolio analysis, and presentations to unitholders.

Under a "manager of managers" contract between the Trust and RSI, the Core Equity Fund, Emerging Growth Equity Fund and International Equity Fund each pay an advisory fee to RSI as the investment adviser (Total Advisory Fee, below) at the annual fee schedules shown, based on the respective Fund's average daily net assets. From the total advisory fee, RSI pays an annual fee rate to the Investment Funds' sub-advisers (Sub-Advisory Fee, below).

Investment Fund	Total Advisory Fee	Sub-Adviser	Sub-Advisory Fee
Core Equity Fund	0.52% on first $250 million, 0.48% over $250 million.	RCM Capital Management LLC	0.40% on first $100 million, 0.25% on next $300 million, 0.20% on next $600 million, 0.15% over $1 billion

		Northern Trust Investments, N.A.	0.16% on first $25 million, 0.10% on next $25 million, 0.06% on next $50 million, 0.04% over $100 million

RSI Retirement Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

Investment Fund	Total Advisory Fee	Sub-Adviser	Sub-Advisory Fee
Emerging Growth Equity Fund	1.04% on first $150 million, 0.94% over $150 million.	Neuberger Berman Management Inc.	0.80%

		Batterymarch Financial Management, Inc.	0.85% on first $25 million, 0.70% on next $75 million, 0.60% over $100 million

International Equity Fund	0.80%	Julius Baer Investment Management LLC	0.80% on first $20 million, 0.60% on next $20 million, 0.50% on next $60 million, 0.40% over $100 million

The Value Equity Fund, Actively Managed Bond Fund and Intermediate-Term Bond Fund pay an advisory fee to RSI as the investment adviser (Total Advisory Fee, below) at the annual fee rates shown, based on the respective Investment Fund's average daily net assets. From the total advisory fees, RSI retains 0.20% per annum based on the average daily net assets of the Value Equity Fund and 0.15% per annum based on the average daily net assets of the Actively Managed Bond Fund and the Intermediate-Term Bond Fund. RSI pays an annual fee to the Value Equity Fund's sub-adviser (Sub-Advisory Fee, below), based on its average daily net assets as shown in the table. The sub-adviser to the Actively Managed Bond Fund and Intermediate-Term Bond Fund is paid by RSI the annual fee, also as indicated below, based on the combined average daily net assets of these two Investment Funds.

Investment Fund	Total Advisory Fee	Sub-Adviser	Sub-Advisory Fee
Value Equity Fund	0.55% on first $150 million, 0.50% over $150 million.	Shay Assets Management, Inc.	0.35% on first $150 million, 0.30% over $150 million

Actively Managed Bond and Intermediate-Term Bond Funds	0.40% on first $150 million, 0.35% over $150 million.	Shay Assets Management, Inc.	0.25% on first $150 million, 0.20% over $150 million

Fees incurred by RSI pursuant to the provisions of its investment management contracts are payable monthly to RSI and quarterly to all sub-advisers.

B.  Shareholder Servicing Fees. For the six months ended March 31, 2006, shareholder servicing fees and expenses consisted of fees paid to Retirement System Consultants Inc., (a subsidiary of RSGroup®) under a contract for providing administrative services for the Investment Funds. Pursuant to the terms of the contract each of the Investment Funds pays 0.50% per annum of average daily net assets to Retirement System Consultants Inc.

C.  Trustee Compensation. Each Trustee who is not an officer of the Trust receives an annual fee of $15,000 and a fee of $950 per meeting attended, or $400 for a telephonic meeting. The officers of the Trust are also officers of RSGroup® and its subsidiaries.

Each Trustee is eligible to participate in a non-qualified Code Section 457 unfunded deferred compensation plan (the "Plan"), which permits deferral of annual fees and meeting fees earned each calendar year up to the lesser of $15,000 or 100% of such fees. Compensation deferred is distributable in full upon retirement or earlier termination from services as a Trustee unless deferred to a later date in accordance with the Plan's provisions. Minimum distributions are required beginning as of the April 1st following attainment of age 70-1/2. Earlier distributions are permitted only for an "unforeseeable emergency" as defined in the Plan.

D.  Indemnifications. In the normal course of business the Trust enters into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

RSI Retirement Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

NOTE 4. SECURITIES TRANSACTIONS

A.  Securities Transactions Summary. The following summarizes the securities transactions, other than short-term securities, by the various Investment Funds for the six months ended March 31, 2006:

	Purchases	Sales
Core Equity Fund	$24,025,414	$26,429,905
Value Equity Fund	11,430,819	11,041,252
Emerging Growth Equity Fund	24,517,036	27,789,842
International Equity Fund	36,997,174	38,001,305
Actively Managed Bond Fund	7,724,201	5,363,673
Intermediate-Term Bond Fund	2,285,645	2,120,421

B.  Unrealized Appreciation (Depreciation). For Federal income tax purposes, the aggregate cost and net unrealized appreciation (depreciation) on securities consisting of gross unrealized appreciation and gross unrealized depreciation at March 31, 2006 for each of the Investment Funds was as follows:

	Aggregate Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation
Core Equity Fund	$109,426,031	$24,047,780	$26,750,608	$(2,702,828)
Value Equity Fund	80,557,380	21,322,519	22,935,775	(1,613,256)
Emerging Growth Equity Fund	63,896,253	14,726,521	15,993,834	(1,267,313)
International Equity Fund	59,164,640	14,360,584	14,782,029	(421,445)
Actively Managed Bond Fund	108,391,030	(498,537)	1,735,666	(2,234,203)
Intermediate-Term Bond Fund	29,141,385	(651,660)	106,532	(758,192)

C.  Securities Lending. The following summarizes the market value of securities that were on loan to brokers and the value of securities and cash held as collateral for these loans at March 31, 2006. The cash collateral received was invested into repurchase agreements.

	Value of Securities Loaned	Value of Collateral
Core Equity Fund	$2,004,673	$2,047,327
Value Equity Fund	2,014,724	2,058,679
Emerging Growth Equity Fund	13,230,814	13,537,275
International Equity Fund	1,441,176	1,477,288
Actively Managed Bond Fund	840,392	870,262
Intermediate-Term Bond Fund	120,544	120,544

These securities lending arrangements may result in significant credit exposure in the event the counterparty to the transaction is unable to fulfill its contractual obligations. In accordance with industry practice, the securities lending agreements are generally collateralized by cash or securities with a market value in excess of the Investment Funds' obligations under the contracts. The Investment Funds attempt to minimize credit risk associated with these activities by monitoring broker credit exposure and collateral values on a daily basis and requiring additional collateral to be deposited with or returned to the Investment Funds when deemed necessary.

D.  Commission Recapture Agreements. Under written commission recapture agreements, the Trust has asked each of its equity Investment Fund sub-advisers to direct a subset of security trades, subject to obtaining the best price and execution, to certain brokers. The portion of the commission that is recaptured is used solely to reduce the expenses of the respective equity Investment Fund that generated the commission. For the six months ended March 31, 2006, these arrangements reduced the expenses of the Core Equity, Value Equity, Emerging Growth Equity and International Equity Funds, by $6,749, $2,908, $9,849 and $15,317, respectively.

RSI Retirement Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

NOTE 5. INVESTMENT RISKS

Equity Funds. Investing in mutual funds involves risk. The equity funds of the Trust (Core Equity, Value Equity, Emerging Growth Equity and International Equity Funds) are subject to stock market risk. Stocks held by the funds may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, the Emerging Growth Equity Fund invests in the stocks of smaller companies. Investing in such companies involves greater risk than securities of larger, more established companies, as they often have limited product lines, markets or financial resources, and may also be subject to less liquidity.

Non-U.S. Equities. The International Equity Fund and certain other of the Investment Funds invest in securities of foreign entities or securities denominated in foreign currencies that involve risks not typically involved in domestic investments. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. To the extent an Investment Fund invests in companies in emerging market countries it is exposed to additional volatility. An Investment Fund's performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

Bond Funds. The bond funds of the Trust (the Actively Managed Bond and Intermediate-Term Bond Funds) are subject to several major types of risks that could cause the value of a bond fund to decline. These include credit risk (the chance that an issuer of a bond will default by failing to make either interest payments or to repay principal at maturity or that a bond will have its credit rating downgraded); interest rate risk (the decline in bond values as a result of a rise in interest rates); inflation risk (the chance that the value of an investment will be eroded with inflation, the increase in the cost of goods and services); and prepayment risk (the chance that a bond issuer will prepay it at a time when interest rates have declined).

NOTE 6. SUBSEQUENT EVENT

After the close of business on May 8, 2006, each of the Investment Funds of the Trust underwent a unit split. Trust unitholders received additional units for each fund unit owned, according to a unit split ratio approved by the Trustees, and the price per unit was adjusted accordingly. A split ratio of ten for one was implemented for the Core Equity, Value Equity and Emerging Growth Equity Funds. A split ratio of five for one was implemented for the International Equity, Actively Managed Bond and Intermediate-Term Bond Funds.

RSI Retirement Trust

2005 ANNUAL MEETING RESULTS

On December 29, 2005, the Trust held its Annual Meeting of Trust Participants to consider; (1) the election of two Trustees, each for a term of three years, (2) a revision of the Trust's policy on investments in other investment companies to allow investments as permitted by the Investment Company Act of 1940, and (3) ratification or rejection of Anchin, Block & Anchin LLP as independent accountants of the Trust for the fiscal year ending September 30, 2005.

PROPOSAL 1: ELECTION OF TRUSTEES

NOMINEE	VOTE	UNITS	% OF UNITS VOTED	% OF OUTSTANDING UNITS
Joseph R. Ficalora	For: Against: Abstain:	5,819,867 8,570 0	99.85 0.15 0.00	86.04 0.13 0.00
Thomas F. Collins	For: Against: Abstain:	5,823,682 4,755 0	99.92 0.08 0.00	86.10 0.07 0.00

PROPOSAL 2: REVISION OF POLICY ON INVESTMENTS IN OTHER INVESTMENT COMPANIES

TO ALLOW INVESTMENTS AS PERMITTED BY THE INVESTMENT COMPANY ACT OF 1940

FUND UNITHOLDERS	VOTE	UNITS	% OF UNITS VOTED	% OF OUTSTANDING UNITS
Core Equity Fund	For: Against: Abstain:	1,282,667 894 150	99.92 0.07 0.01	86.35 0.06 0.01
Emerging Growth Equity Fund	For: Against: Abstain:	615,306 534 486	99.83 0.09 0.08	85.31 0.07 0.07
Value Equity Fund	For: Against: Abstain:	799,165 228 46	99.97 0.03 0.01	84.09 0.02 0.00
International Equity Fund	For: Against: Abstain:	812,320 0 0	100.00 0.00 0.00	86.99 0.00 0.00
Actively Managed Bond Fund	For: Against: Abstain:	1,755,844 326 0	99.98 0.02 0.00	86.73 0.02 0.00
Intermediate-Term Bond Fund	For: Against: Abstain:	560,472 0 0	100.00 0.00 0.00	86.39 0.00 0.00

RSI Retirement Trust

2005 ANNUAL MEETING RESULTS (CONTINUED)

PROPOSAL 3: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

ACCOUNTANT	VOTE	UNITS	% OF UNITS VOTED	% OF OUTSTANDING UNITS
Anchin, Block & Anchin LLP	For: Against: Abstain:	5,192,280 632,767 3,390	89.09 10.86 0.06	76.76 9.35 0.05

RSI Retirement Trust

OFFICERS AND SERVICE PROVIDERS

OFFICERS

William Dannecker, President

Stephen P. Pollak, Esq., Executive Vice President, Counsel, Secretary and Chief Compliance Officer

John F. Saunders, Executive Vice President

Stephen A. Hughes, Senior Vice President

William J. Pieper, Senior Vice President and Treasurer

Philip J. Adriani, Jr., Vice President and Anti-Money Laundering Compliance Officer

Veronica A. Fisher, Vice President and Assistant Treasurer

G. Michael Morgenroth, Vice President

Jan M. Schultz, Ph.D., First Vice President

Elizabeth Bello, Second Vice President

Maureen Hamblin, Second Vice President

Cindy McDonald, Second Vice President

Amy Morneweck, Second Vice President

Gary Pallatta, Second Vice President

Regina Verzosa, Second Vice President

CONSULTANTS

Actuarial—Retirement System Consultants Inc.

Administrative and Recordkeeping—Retirement System Consultants Inc.

INVESTMENT ADVISER

Retirement System Investors Inc.

SUB-ADVISERS

Batterymarch Financial Management, Inc.

Julius Baer Investment Management LLC

Neuberger Berman Management Inc.

Northern Trust Investments, N.A.

RCM Capital Management LLC

Shay Assets Management, Inc.

CUSTODIAN

Custodial Trust Company

DISTRIBUTOR

Retirement System Distributors Inc.

TRANSFER AGENT

Retirement System Consultants Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Anchin, Block & Anchin LLP

COUNSEL

Willkie Farr & Gallagher LLP

RSI Retirement Trust

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

The RSI Retirement Trust's ("Trust") proxy voting guidelines, used to determine how to vote proxies relating to portfolio securities, are available upon request, free of charge, by calling RSI Retirement Trust at 800-772-3615 or by writing to RSI Retirement Trust, 150 East 42nd Street, 27th Floor, New York, NY 10017.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-772-3615; or by writing to RSI Retirement Trust, 150 East 42nd Street, 27th Floor, New York, NY 10017; and (ii) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Trust provides a complete list of each Investment Fund's holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Trust's semi-annual and annual reports to unitholders. For the first and third quarters, the Trust files the lists with the SEC on Form N-Q. Unitholders can find the RSI Retirement Trust's Form N-Q on the SEC's website at www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information ("SAI") contains additional information about the Trust's Board of Trustees and its senior officers. The SAI is available to unitholders without charge, by calling 800-772-3615, or on the SEC's website at www.sec.gov.

DESCRIPTIONS OF INDEXES AND LIPPER PEER GROUP CLASSIFICATIONS

General—An index has no investment adviser and is not subject to brokerage commissions or other expenses. If an index had expenses, its returns would be lower. One cannot invest directly in an index.

S&P 500® Index—The index is a market-capitalization weighted benchmark generally considered to be representative of the broad U.S. equity market. The index consists of 500 widely held stocks chosen for market size, liquidity and industry group representation. Although the index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, it is also considered a proxy for the total domestic equity market.

Russell 1000® Growth Index—An index that measures the performance of the large-cap growth segment of the U.S. equity market, which is comprised of Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index—An index that measures the performance of the large-cap value segment of the U.S. equity market, which is comprised of Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index—An index that measures the performance of 2,000 small company securities (growth and value, with a dollar-weighted average market capitalization of approximately $1.31 billion on March 31, 2006).

MSCI EAFE® Index—An index that is a free-float adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The index covers more than 20 countries in Europe, Australia and the Far East.

Lehman Brothers Aggregate Bond Index—This index consists of U.S. government, corporate, mortgage-backed and asset-backed issues with both intermediate-term maturities (one to ten years) and long-term maturities (over ten years).

Lehman Brothers Intermediate U.S. Government Index—This index consists of approximately 80% of U.S. Treasury issues and 20% of U.S. government agency issues with maturities ranging from one to ten years.

Lipper Large-Cap Growth Funds—This classification is comprised of funds, as designated by Lipper Inc., that invest in large companies, typically those that have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

RSI Retirement Trust

ADDITIONAL INFORMATION (CONTINUED)

Lipper Large-Cap Value Funds—This classification is comprised of funds, as designated by Lipper Inc., that invest in large companies, generally those that are considered to be undervalued relative to the S&P 500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Small-Cap Core Funds—This classification is comprised of funds, as designated by Lipper Inc., that invest in small companies, with wide latitude in the type of small companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Lipper International Large-Cap Core Funds—This classification is comprised of funds, as designated by Lipper Inc., that invest at least 75% of their equity assets in large companies strictly outside of the U.S. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

Lipper General U.S. Government Funds—This is a fixed-income fund classification that is comprised of funds, as designated by Lipper Inc., that invest primarily in U.S. government and agency issues.

Lipper Short-Intermediate U.S. Government Funds—This is a fixed-income classification that is comprised of funds, as designated by Lipper Inc., that invest primarily in securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, with dollar-weighted average maturities of one to five years.

RSI Retirement Trust

NOTES

RSI Retirement Trust

NOTES

RSI Retirement Trust

NOTES

Broker/Dealer

Retirement System
Distributors Inc.

150 East 42nd Street, 27th Floor
New York, NY 10017-5633
1-800-772-3615
www.rsgroup.com

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

Not applicable – only for annual reports.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable – only for annual reports.

Item 3. Audit Committee Financial Expert.

(a)           (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-

2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable – only for annual reports.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e)           (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable – only for annual reports.

Item 5.    Audit Committee of Listed Registrants.

(a)          If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6.    Schedule of Investments.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the

Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

 Not applicable - Only effective for annual reports.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RSI Retirement Trust

By (Signature and Title)*	/s/ William Dannecker, President
William Dannecker, President
Date	5 / 17 /06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William Dannecker, President
William Dannecker, President
Date	5 / 17 /06

By (Signature and Title)*	/s/ William J. Pieper, Treasurer
William J. Pieper, Treasurer
Date	5 / 17 /06

* Print the name and title of each signing officer under his or her signature.